Publix
FOOD & PHARMACY
ENTRY

Kroger
SWEET CHARLIE'S
ICE CREAM

SECOND QUARTER 2026

Supplemental Disclosure

PHILLIPS EDISON & COMPANY®

PECO | Nasdaq Listed

GROCERY CENTERED. NEIGHBORHOOD FOCUSED.

Phillips Edison & Company	2

Introductory Notes

SUPPLEMENTAL INFORMATION
Phillips Edison & Company, Inc. (“we,” the “Company,” “our,” “us,” or “PECO”) is one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers. The enclosed information should be read in conjunction with our filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, our Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items required under Generally Accepted Accounting Principles (“GAAP”).

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
This supplemental disclosure contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “objective,” “goal,” “strategy,” “plan,” “focus,” “priority,” “should,” “could,” “potential,” “possible,” “look forward,” “optimistic,” “commit,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental disclosure. Such statements include, but are not limited to: (a) statements about the Company’s plans, strategies, initiatives, and prospects; (b) statements about the Company’s underwritten incremental yields; and (c) statements about the Company’s future results of operations, capital expenditures, and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: (i) changes in national, regional, or local economic climates; (ii) local market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in the Company’s portfolio; (iii) vacancies, changes in market rental rates, and the need to periodically repair, renovate, and re-let space; (iv) competition from other available shopping centers and the attractiveness of properties in the Company’s portfolio to its tenants; (v) the financial stability of the Company’s tenants, including, without limitation, their ability to pay rent; (vi) the Company’s ability to pay down, refinance, restructure, or extend its indebtedness as it becomes due; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (viii) potential liability for environmental matters; (ix) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (x) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax, and other considerations; (xi) changes in tax, real estate, environmental, and zoning laws; (xii) information technology security breaches; (xiii) the Company’s corporate responsibility initiatives; (xiv) loss of key executives; (xv) the concentration of the Company’s portfolio in a limited number of industries, geographies, or investments; (xvi) the economic, political, and social impact of, and uncertainty relating to, pandemics or other health crises; (xvii) the Company’s ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (xviii) the loss or bankruptcy of the Company’s tenants; (xix) to the extent the Company is seeking to dispose of properties, the Company’s ability to do so at attractive prices or at all; and (xx) the impact of heightened geopolitical instability, international conflicts, tariffs and global trade disruptions on the Company, its tenants, and consumers, including the impact on inflation, supply chains, and consumer sentiment.

Additional important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the SEC and include the risk factors and other risks and uncertainties described in the Company’s 2025 Annual Report on Form 10-K, filed with the SEC on February 10, 2026, which is accessible on the SEC’s website at www.sec.gov. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this supplement to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting such forward-looking statements.

NOTICE REGARDING NON-GAAP FINANCIAL MEASURES
In addition to GAAP measures, this supplemental disclosure contains and refers to certain non-GAAP measures. We do not consider our non-GAAP measures included in our Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of our financial performance as they may not reflect the operations of our entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, our non-GAAP measures may not be comparable to other REITs. Reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included in this supplemental disclosure on pages 17-21 and definitions of our non-GAAP measures are included in our Glossary of Terms beginning on page 65.

Phillips Edison & Company	3

Introductory Notes

PRO RATA FINANCIAL INFORMATION
We may present our consolidated financial information inclusive of our prorated portion owned through unconsolidated joint ventures. The presentation of pro rata financial information has limitations as an analytical tool, which include but are not limited to: (i) amounts shown on individual line items were calculated by applying our overall economic ownership interest percentage determined when applying the equity method of accounting, and may not represent our legal claim to the assets and liabilities, or the revenues and expenses; and (ii) other REITs may use different methodologies for calculating their pro rata interest. Accordingly, pro rata financial information should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP.

Phillips Edison & Company	4

FINANCIAL RESULTS
Three and Six Months Ended June 30, 2026

Phillips Edison & Company	5

Earnings Release Unaudited
Phillips Edison & Company Reports
Second Quarter 2026 Results

CINCINNATI - July 23, 2026 - Phillips Edison & Company, Inc. (Nasdaq: PECO) (“PECO” or the “Company”), one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers, today reported financial and operating results for the period ended June 30, 2026 and provided updated 2026 earnings guidance. For the three and six months ended June 30, 2026, net income attributable to stockholders was $41.1 million, or $0.33 per diluted share, and $71.5 million, or $0.56 per diluted share, respectively.

Highlights for the Second Quarter and Subsequent
•Reported Nareit FFO of $0.67 per diluted share, representing 8.1% year-over-year growth
•Reported Core FFO of $0.69 per diluted share, representing 7.8% year-over-year growth
•Increased same-center NOI year-over-year by 3.8%
•The increased midpoint of full year 2026 Nareit FFO per diluted share guidance represents 6.3% year-over-year growth
•The increased midpoint of full year 2026 Core FFO per diluted share guidance represents 6.2% year-over-year growth
•The increased midpoint of full year 2026 same-center NOI guidance represents 3.7% year-over-year growth
•Increased full year 2026 gross acquisitions guidance reflects a range of $500 million to $600 million
•Reported strong leased portfolio occupancy of 97.3% and same-center leased portfolio occupancy of 97.5%
•Reported record-high leased inline occupancy and record-high same-center leased inline occupancy of 95.5%
•Executed comparable portfolio new leases at a rent spread of 33.7% and comparable inline new leases at a rent spread of 32.2% during the quarter
•Executed comparable portfolio and inline renewal leases at a rent spread of 21.2% during the quarter
•Acquired six shopping centers and one outparcel for a total of $152.4 million at PECO’s total prorated share and sold $64.6 million in assets
•Generated net proceeds of $85.3 million through the issuance of 2.0 million common shares at a gross weighted average price of $42.06 per common share through PECO’s ATM program
•Subsequent to quarter end, sold $39.7 million in assets
•Subsequent to quarter end, generated net proceeds of $6.4 million through the issuance of 0.2 million common shares at a gross weighted average price of $42.20 per common share through PECO’s ATM program

Management Commentary
Jeff Edison, Chairman and Chief Executive Officer of PECO stated: “Our second quarter results demonstrate the strength of PECO’s high-quality portfolio and our ability to convert strong operating fundamentals into long-term earnings growth. We continue to generate Alpha through occupancy gains, acquisitions, rent spreads, retention, development, redevelopment and portfolio recycling. We are able to do this while maintaining balance sheet discipline and a thoughtful approach to investing that have always defined PECO.”

Edison added: “Our confidence in our business is reflected in our increased guidance. The increased midpoint of 2026 Core FFO per diluted share guidance represents 6.2% year-over-year growth, and increased 2026 gross acquisitions guidance reflects a range of $500 million to $600 million. We are well positioned for strong growth in 2027 and beyond. We believe PECO offers investors a compelling opportunity for more Alpha with less Beta.”

Phillips Edison & Company	6

Earnings Release Unaudited
Financial Results
Net Income
Second quarter 2026 net income attributable to stockholders totaled $41.1 million, or $0.33 per diluted share, compared to net income of $12.8 million, or $0.10 per diluted share, during the second quarter of 2025.
For the six months ended June 30, 2026, net income attributable to stockholders totaled $71.5 million, or $0.56 per diluted share, compared to net income of $39.1 million, or $0.31 per diluted share, for the same period in 2025.

Nareit FFO
Second quarter 2026 funds from operations attributable to stockholders and operating partnership (“OP”) unit holders as defined by Nareit (“Nareit FFO”) increased 9.0% to $93.7 million, or $0.67 per diluted share, compared to $86.0 million, or $0.62 per diluted share, during the second quarter of 2025.
For the six months ended June 30, 2026, Nareit FFO increased 6.6% to $186.6 million, or $1.34 per diluted share, compared to $175.1 million, or $1.26 per diluted share, during the same period in 2025.

Core FFO
Second quarter 2026 core funds from operations attributable to stockholders and OP unit holders (“Core FFO”) increased 8.3% to $95.5 million, or $0.69 per diluted share, compared to $88.2 million, or $0.64 per diluted share, during the second quarter of 2025.
For the six months ended June 30, 2026, Core FFO increased 7.2% to $191.9 million, or $1.38 per diluted share, compared to $179.0 million, or $1.29 per diluted share, for the same period in 2025.

Same-Center NOI
Second quarter 2026 same-center net operating income (“NOI”) increased 3.8% to $120.6 million, compared to $116.2 million during the second quarter of 2025.
For the six months ended June 30, 2026, same-center NOI increased 3.7% to $242.1 million, compared to $233.6 million during the same period in 2025.

Portfolio Overview
Portfolio Statistics
As of June 30, 2026, PECO’s wholly-owned portfolio consisted of 302 properties, totaling approximately 33.9 million square feet, located in 31 states. This compared to 303 properties, totaling approximately 34.0 million square feet, located in 31 states as of June 30, 2025.
Leased portfolio occupancy was 97.3% as of June 30, 2026, compared to 97.4% as of June 30, 2025. Same-center leased portfolio occupancy was 97.5% as of June 30, 2026, compared to 97.6% as of June 30, 2025.
Leased anchor occupancy was 98.4% as of June 30, 2026, compared to 98.9% as of June 30, 2025. Same-center leased anchor occupancy was 98.5% as of June 30, 2026, compared to 99.0% as of June 30, 2025.
Leased inline occupancy was a record-high 95.5% as of June 30, 2026, compared to 94.8% as of June 30, 2025. Same-center leased inline occupancy was a record-high of 95.5% as of June 30, 2026, compared to 95.0% as of June 30, 2025.

Leasing Activity
During the second quarter of 2026, a record-high 304 leases were executed totaling approximately 1.2 million square feet. This compared to 276 leases executed totaling approximately 1.4 million square feet during the second quarter of 2025.
For the six months ended June 30, 2026, 550 leases were executed totaling approximately 2.8 million square feet. This compared to 510 leases executed totaling approximately 2.9 million square feet during the same period in 2025.

Phillips Edison & Company	7

Earnings Release Unaudited
During the second quarter of 2026, comparable rent spreads, which represent the percentage increase of a lease to the expiring lease of a unit that was occupied within the past twelve months, were 21.2% for renewal leases, 33.7% for new leases and 24.8% combined.
Comparable rent spreads during the six months ended June 30, 2026 were 34.5% for new leases, 21.2% for renewal leases and 24.6% combined.

Transaction Activity - Wholly-Owned
During the second quarter of 2026, the Company acquired $141.4 million in assets, which included five shopping centers. The Company expects to drive value in these assets through occupancy increases and rent growth, as well as potential future development of ground-up outparcel retail spaces.
The second quarter 2026 acquisitions included:
•Renton Highlands Shopping Center, a 54,008 square foot shopping center anchored by Safeway located in a Seattle, Washington suburb.
•Prairieview Center, a 118,171 square foot shopping center anchored by Lunds & Byerlys located in a Minneapolis, Minnesota suburb.
•Firethorne Plaza, a 29,986 square foot Everyday Retail™ center located in a Houston, Texas suburb.
•Shops at Prosper Trail, a 86,698 square foot shopping center anchored by Kroger located in a Dallas, Texas suburb.
•Chaska Commons, a 155,543 square foot shopping center anchored by Cub Foods located in a Minneapolis, Minnesota suburb.
During the same period, the Company sold $64.6 million in assets, which included two shopping centers and one land parcel.
For the six months ended June 30, 2026, the Company acquired $266.9 million in assets, which included ten shopping centers and one land parcel. During the same period, $86.9 million in assets were sold, which included four shopping centers and one land parcel.
Subsequent to quarter end, the Company sold three shopping centers for $39.7 million.

Transaction Activity - Joint Venture
During the second quarter of 2026, the Company acquired $11.0 million in assets at PECO’s total prorated share, which included one shopping center and one outparcel.
The second quarter 2026 acquisition included:
•Oracle Crossing, a 265,148 square foot shopping center anchored by Sprouts located in a Tucson, Arizona suburb, acquired through Necessity Retail Venture LLC.

Balance Sheet Highlights
As of June 30, 2026, the Company had approximately $857.3 million of total liquidity, comprised of $30.0 million of cash, cash equivalents and restricted cash, plus $827.3 million of borrowing capacity available on its $1.0 billion revolving credit facility.
As of June 30, 2026, the Company’s trailing twelve month net debt to annualized adjusted EBITDAre was 5.1x. This compared to 5.2x at December 31, 2025. As of June 30, 2026, the Company’s outstanding debt had a weighted-average interest rate of 4.4% and a weighted-average maturity of 5.6 years when including all extension options, and 95.9% of the Company’s total debt was fixed-rate debt, which includes PECO’s total prorated share of debt for its joint ventures.
During the second quarter of 2026, the Company generated net proceeds of $85.3 million after commissions through the issuance of 2.0 million common shares at a gross weighted average price of $42.06 per common share through its ATM program.
Subsequent to quarter end, the Company generated net proceeds of $6.4 million after commissions through the issuance of 0.2 million common shares at a gross weighted average price of $42.20 per common share through its ATM program.

Phillips Edison & Company	8

Earnings Release Unaudited
2026 Guidance
PECO updated its 2026 earnings guidance, as summarized in the table below, which is based upon the Company’s current view of existing market conditions and assumptions for the year ending December 31, 2026. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under "Forward-Looking Statements" below.

(in thousands, except per share amounts)	Q2 2026 YTD	Updated Full Year 2026 Guidance	Previous Full Year 2026 Guidance
Net income per share - diluted	$0.56	$0.95 - $0.97	$0.79 - $0.81
Nareit FFO per share - diluted	$1.34	$2.67 - $2.72	$2.66 - $2.71
Core FFO per share - diluted	$1.38	$2.73 - $2.79	$2.72 - $2.78
Same-Center NOI growth	3.7%	3.40% - 4.00%	3.00% - 4.00%
Portfolio Activity:
Acquisitions, gross(1)	$277,940	$500,000 - $600,000	$400,000 - $500,000
Other:
Interest expense, net	$59,166	$117,000 - $127,000	$117,000 - $127,000
G&A expense	$25,518	$49,000 - $53,000	$49,000 - $53,000
Non-cash revenue items(2)	$11,218	$21,000 - $23,000	$19,000 - $21,000
Adjustments for collectibility	$2,464	$4,000 - $7,000	$5,000 - $8,000
(1)Includes the prorated portion owned through the Company’s unconsolidated joint ventures.
(2)Represents straight-line rental income and net amortization of above- and below-market leases.
The Company does not provide a reconciliation for same-center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results without unreasonable effort.
The following table provides a reconciliation of the range of the Company's 2026 estimated net income to estimated Nareit FFO and Core FFO:

(Unaudited)	Low End	High End
Net income per share attributable to stockholders - diluted	$0.95	$0.97
Depreciation and amortization of real estate assets	1.87	1.89
Gain on disposal of property, net	(0.19)	(0.19)
Adjustments related to unconsolidated joint ventures	0.04	0.05
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$2.67	$2.72
Depreciation and amortization of corporate assets	0.01	0.01
Loss on extinguishment or modification of debt and other, net	0.01	0.01
Transaction costs and other	0.04	0.05
Core FFO attributable to stockholders and OP unit holders per share - diluted	$2.73	$2.79

Phillips Edison & Company	9

Earnings Release Unaudited
Conference Call and Webcast Details
PECO will host a conference call and webcast on Friday, July 24, 2026 at 12:00 p.m. Eastern Time to discuss second quarter 2026 results and provide further business updates. Chairman and Chief Executive Officer Jeff Edison, President Bob Myers and Chief Financial Officer John Caulfield will host the conference call and webcast. Dial-in and webcast information is below.

Second Quarter 2026 Earnings Conference Call and Webcast Details:
Date: Friday, July 24, 2026
Time: 12:00 p.m. ET
Toll-Free Dial-In Number: (800) 715-9871
International Dial-In Number: (646) 307-1963
Conference ID: 4551083
Webcast: Second Quarter 2026 Webcast Link

Replay:
An audio replay will be available approximately one hour after the conclusion of the conference call using the webcast link above. The replay will be archived on PECO’s Investor Relations website under Events & Presentations.
For more information on the Company’s financial results, please refer to the Company’s Form 10-Q for the quarter ended June 30, 2026.

Connect with PECO
For additional information, please visit https://www.phillipsedison.com/
Follow PECO on:
•X at https://x.com/PhillipsEdison
•LinkedIn at https://www.linkedin.com/company/phillipsedison&company

About Phillips Edison & Company
Phillips Edison & Company, Inc. (“PECO”) is one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers. Founded in 1991, PECO has generated strong results through its vertically-integrated operating platform and national footprint of well-occupied shopping centers. PECO’s centers feature a mix of national and regional retailers providing necessity-based goods and services in fundamentally strong markets throughout the United States. PECO’s top grocery anchors include Kroger, Publix, Albertsons and Ahold Delhaize. As of June 30, 2026, PECO managed 330 shopping centers, including 302 wholly-owned centers comprising 33.9 million square feet across 31 states and 28 shopping centers owned in three institutional joint ventures. PECO is focused on creating great grocery-anchored shopping experiences and improving communities, one neighborhood shopping center at a time.
PECO uses, and intends to continue to use, its Investors website, which can be found at https://investors.phillipsedison.com, as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD.

Phillips Edison & Company	10

Overview of Results Unaudited, in thousands (excluding per share and per square foot amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

SUMMARY FINANCIAL RESULTS
Total revenues (page 14)	$189,619	$177,753	$380,360	$356,064
Net income attributable to stockholders (page 14)	41,117	12,784	71,495	39,093
Net income per share - basic (page 14)	$0.33	$0.10	$0.57	$0.31
Net income per share - diluted (page 14)	$0.33	$0.10	$0.56	$0.31
Same-Center NOI (page 21)	120,618	116,233	242,146	233,557
Adjusted EBITDAre (page 19)	125,937	116,636	252,011	233,637
Nareit FFO (page 17)	93,722	86,016	186,644	175,064
Nareit FFO per share - diluted (page 17)	$0.67	$0.62	$1.34	$1.26
Core FFO (page 17)	95,490	88,209	191,893	178,982
Core FFO per share - diluted (page 17)	$0.69	$0.64	$1.38	$1.29

SUMMARY OF FINANCIAL AND OPERATING RATIOS
Same-Center NOI margin (page 21)	73.0%	72.9%	72.7%	72.4%
Same-Center NOI change (page 21)(1)	3.8%	4.2%	3.7%	4.1%

LEASING RESULTS
Comparable rent spreads - new leases (page 42)(2)	33.7%	34.6%	34.5%	31.8%
Comparable rent spreads - renewals (page 42)(2)	21.2%	19.1%	21.2%	19.9%
Portfolio retention rate (page 36)(2)	89.6%	93.6%	88.7%	92.4%

			As of June 30,
			2026	2025

OUTSTANDING STOCK AND PARTNERSHIP UNITS
Common stock outstanding			128,425	125,611
Operating Partnership (OP) units outstanding			12,363	12,813

SUMMARY PORTFOLIO STATISTICS(2)
Number of properties			302	303
GLA (page 36)			33,897	33,979
Leased occupancy (page 38)			97.3%	97.4%
Economic occupancy (page 38)			96.9%	96.6%
Leased ABR PSF (page 38)			$16.99	$16.06
Leased Anchor ABR PSF (page 38)			$10.75	$10.40
Leased Inline ABR PSF (page 38)			$27.71	$26.40
Same-Center leased occupancy (page 38)			97.5%	97.6%
Same-Center economic occupancy (page 38)			97.1%	96.8%

(1)Reflects Same-Center NOI change as initially reported for the specified period.
(2)Statistics represent the Company's wholly-owned properties.

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FINANCIAL SUMMARY
Three and Six Months Ended June 30, 2026

Phillips Edison & Company	12

Consolidated Balance Sheets Condensed and Unaudited, in thousands (excluding per share amounts)

	June 30, 2026	December 31, 2025

ASSETS
Investment in real estate:
Land and improvements	$1,997,878	$1,963,735
Building and improvements	4,437,900	4,305,174
In-place lease assets	549,076	538,324
Above-market lease assets	78,645	77,551
Total investment in real estate assets	7,063,499	6,884,784
Accumulated depreciation and amortization	(2,020,828)	(1,957,569)
Net investment in real estate assets	5,042,671	4,927,215
Investment in unconsolidated joint ventures	47,675	42,561
Total investment in real estate assets, net	5,090,346	4,969,776
Cash and cash equivalents	7,132	3,544
Restricted cash	22,824	39,768
Goodwill	29,066	29,066
Other assets, net	256,157	244,284
Real estate investments and other assets held for sale	39,388	—
Total assets	$5,444,913	$5,286,438

LIABILITIES AND EQUITY
Liabilities:
Debt obligations, net	$2,450,755	$2,375,328
Below-market lease liabilities, net	134,020	118,356
Accounts payable and other liabilities	155,303	180,332
Deferred income	35,585	23,044
Liabilities of real estate investments held for sale	1,095	—
Total liabilities	2,776,758	2,697,060
Equity:
Preferred stock, $0.01 par value per share, 10,000 shares authorized, zero shares issued and outstanding at June 30, 2026 and December 31, 2025	—	—
Common stock, $0.01 par value per share, 1,000,000 shares authorized, 128,425 and 125,788 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	1,284	1,258
Additional paid-in capital	3,762,738	3,664,205
Accumulated other comprehensive income	286	358
Accumulated deficit	(1,390,016)	(1,379,252)
Total stockholders’ equity	2,374,292	2,286,569
Noncontrolling interests	293,863	302,809
Total equity	2,668,155	2,589,378
Total liabilities and equity	$5,444,913	$5,286,438

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Consolidated Statements of Operations Condensed and Unaudited, in thousands (excluding per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

REVENUES
Rental income	$184,451	$173,467	$370,732	$347,650
Fees and management income	4,054	3,316	7,499	6,099
Other property income	1,114	970	2,129	2,315
Total revenues	189,619	177,753	380,360	356,064

OPERATING EXPENSES
Property operating	32,083	29,322	65,073	59,258
Real estate taxes	22,513	21,279	44,580	42,358
General and administrative	13,575	12,922	25,518	25,008
Depreciation and amortization	66,840	71,203	132,371	136,477
Total operating expenses	135,011	134,726	267,542	263,101

OTHER
Interest expense, net	(29,394)	(27,719)	(59,166)	(53,391)
Gain (loss) on disposal of property, net	19,390	(66)	26,207	5,543
Other income (expense), net	650	(990)	(1,363)	(1,970)
Net income	45,254	14,252	78,496	43,145
Net income attributable to noncontrolling interests	(4,137)	(1,468)	(7,001)	(4,052)
Net income attributable to stockholders	$41,117	$12,784	$71,495	$39,093

EARNINGS PER SHARE OF COMMON STOCK
Net income per share attributable to stockholders - basic	$0.33	$0.10	$0.57	$0.31
Net income per share attributable to stockholders - diluted	$0.33	$0.10	$0.56	$0.31

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Consolidated Statements of Operations Condensed and Unaudited, in thousands (excluding per share amounts)

	Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025

REVENUES
Rental income	$184,451	$186,281	$183,243	$178,293	$173,467
Fees and management income	4,054	3,445	3,378	3,274	3,316
Other property income	1,114	1,015	1,240	1,102	970
Total revenues	189,619	190,741	187,861	182,669	177,753

OPERATING EXPENSES
Property operating	32,083	32,990	34,194	30,197	29,322
Real estate taxes	22,513	22,067	21,503	22,226	21,279
General and administrative	13,575	11,943	13,878	12,752	12,922
Depreciation and amortization	66,840	65,531	64,294	65,603	71,203
Total operating expenses	135,011	132,531	133,869	130,778	134,726

OTHER
Interest expense, net	(29,394)	(29,772)	(28,403)	(28,544)	(27,719)
Gain (loss) on disposal of property, net	19,390	6,817	28,992	4,255	(66)
Other income (expense), net	650	(2,013)	(1,986)	(374)	(990)
Net income	45,254	33,242	52,595	27,228	14,252
Net income attributable to noncontrolling interests	(4,137)	(2,864)	(5,070)	(2,543)	(1,468)
Net income attributable to stockholders	$41,117	$30,378	$47,525	$24,685	$12,784

EARNINGS PER SHARE OF COMMON STOCK
Net income per share attributable to stockholders - basic and diluted	$0.33	$0.24	$0.38	$0.20	$0.10

Phillips Edison & Company	15

Consolidated Statements of Cash Flows Condensed and Unaudited, in thousands

	Six Months Ended June 30,
	2026	2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$78,496	$43,145
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of real estate assets	131,653	135,703
Depreciation and amortization of corporate assets	718	774
Net amortization of above- and below-market leases	(5,083)	(4,072)
Amortization of deferred financing expenses	1,706	2,416
Amortization of debt and derivative adjustments	1,349	1,252
Loss on extinguishment or modification of debt, net	1,080	1
Gain on disposal of property, net	(26,207)	(5,543)
Straight-line rent, net	(6,135)	(4,947)
Share-based compensation	5,786	5,367
Return on investment in unconsolidated joint ventures	347	361
Other	(464)	(396)
Changes in operating assets and liabilities:
Other assets, net	(15,068)	(11,571)
Accounts payable and other liabilities	5,404	(5,828)
Net cash provided by operating activities	173,582	156,662
CASH FLOWS FROM INVESTING ACTIVITIES
Real estate acquisitions, net	(268,389)	(268,108)
Capital expenditures	(50,471)	(59,356)
Proceeds from sale of real estate, net	83,380	6,438
Proceeds from secured loan receivable	3,775	—
Investment in unconsolidated joint ventures	(6,079)	(3,550)
Return of investment in unconsolidated joint ventures	786	1,334
Investment in marketable securities	(1,329)	(6,002)
Proceeds from sale of marketable securities	963	—
Insurance proceeds for property damage claims	801	122
Net cash used in investing activities	(236,563)	(329,122)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	84,183	—
Payment of offering costs	(1,068)	—
Proceeds from revolving credit facility	333,000	488,000
Payments on revolving credit facility	(283,000)	(517,000)
Proceeds from notes and loans payable, net	346,500	346,164
Payments on mortgages and loans payable	(324,155)	(44,039)
Distributions paid	(95,892)	(90,312)
Distributions to noncontrolling interests	(9,943)	(9,826)
Net cash provided by financing activities	49,625	172,987
NET (DECREASE) INCREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(13,356)	527
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH:
Beginning of period	43,312	8,649
End of period	$29,956	$9,176

RECONCILIATION TO CONSOLIDATED BALANCE SHEETS
Cash and cash equivalents	$7,132	$5,591
Restricted cash	22,824	3,585
Cash, cash equivalents, and restricted cash at end of period	$29,956	$9,176

Phillips Edison & Company	16

Nareit FFO, Core FFO, and Adjusted FFO Unaudited, in thousands (excluding per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

CALCULATION OF NAREIT FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Net income	$45,254	$14,252	$78,496	$43,145
Adjustments:
Depreciation and amortization of real estate assets	66,471	70,806	131,653	135,703
(Gain) loss on disposal of property, net	(19,390)	66	(26,207)	(5,543)
Adjustments related to unconsolidated joint ventures	1,387	892	2,702	1,759
Nareit FFO attributable to stockholders and OP unit holders	$93,722	$86,016	$186,644	$175,064

CALCULATION OF CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Nareit FFO attributable to stockholders and OP unit holders	$93,722	$86,016	$186,644	$175,064
Adjustments:
Depreciation and amortization of corporate assets	369	397	718	774
Transaction and acquisition expenses	1,402	1,789	3,479	3,111
Loss on extinguishment or modification of debt and other, net	—	—	1,080	1
Adjustments related to unconsolidated joint ventures	(3)	7	(28)	32
Core FFO attributable to stockholders and OP unit holders	$95,490	$88,209	$191,893	$178,982

CALCULATION OF ADJUSTED FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Core FFO attributable to stockholders and OP unit holders	$95,490	$88,209	$191,893	$178,982
Adjustments:
Straight-line rent and above- and below-market leases and contracts	(6,013)	(4,524)	(11,468)	(9,269)
Non-cash debt adjustments	1,435	1,734	3,055	3,628
Capital expenditures and leasing commissions(1)	(15,314)	(16,310)	(27,833)	(31,794)
Non-cash share-based compensation expense	3,566	3,172	6,624	5,873
Adjustments related to unconsolidated joint ventures	(586)	(327)	(1,186)	(509)
Adjusted FFO attributable to stockholders and OP unit holders	$78,578	$71,954	$161,085	$146,911

NAREIT FFO/CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS PER DILUTED SHARE
Weighted-average shares of common stock outstanding - diluted	139,193	138,910	139,133	138,929
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$0.67	$0.62	$1.34	$1.26
Core FFO attributable to stockholders and OP unit holders per share - diluted	$0.69	$0.64	$1.38	$1.29

(1) Excludes development and redevelopment projects.

Phillips Edison & Company	17

Nareit FFO, Core FFO, and Adjusted FFO Unaudited, in thousands (excluding per share amounts)

	Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025		June 30, 2025

CALCULATION OF NAREIT FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Net income	$45,254	$33,242	$52,595	$27,228		$14,252
Adjustments:
Depreciation and amortization of real estate assets	66,471	65,182	63,926	65,205		70,806
(Gain) loss on disposal of property, net	(19,390)	(6,817)	(28,992)	(4,255)		66
Adjustments related to unconsolidated joint ventures	1,387	1,315	1,242	1,075		892
Nareit FFO attributable to stockholders and OP unit holders	$93,722	$92,922	$88,771	$89,253		$86,016

CALCULATION OF CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Nareit FFO attributable to stockholders and OP unit holders	$93,722	$92,922	$88,771	$89,253		$86,016
Adjustments:
Depreciation and amortization of corporate assets	369	349	368	398		397
Transaction and acquisition expenses	1,402	2,077	1,519	893		1,789
Loss on extinguishment or modification of debt and other, net	—	1,080	89	—		—
Adjustments related to unconsolidated joint ventures	(3)	(25)	424	13		7
Realized performance income (1)	—	—	(30)	—	—	—
Core FFO attributable to stockholders and OP unit holders	$95,490	$96,403	$91,141	$90,557		$88,209

CALCULATION OF ADJUSTED FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Core FFO attributable to stockholders and OP unit holders	$95,490	$96,403	$91,141	$90,557		$88,209
Adjustments:
Straight-line rent and above- and below-market leases and contracts	(6,013)	(5,455)	(5,341)	(5,224)		(4,524)
Non-cash debt adjustments	1,435	1,620	1,826	1,823		1,734
Capital expenditures and leasing commissions(2)	(15,314)	(12,519)	(16,656)	(16,142)		(16,310)
Non-cash share-based compensation expense	3,566	3,058	3,221	3,171		3,172
Adjustments related to unconsolidated joint ventures	(586)	(600)	(365)	(476)		(327)
Adjusted FFO attributable to stockholders and OP unit holders	$78,578	$82,507	$73,826	$73,709		$71,954

NAREIT FFO/CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS PER DILUTED SHARE
Weighted-average shares of common stock outstanding - diluted	139,193	138,977	138,845	138,860		138,910
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$0.67	$0.67	$0.64	$0.64		$0.62
Core FFO attributable to stockholders and OP unit holders per share - diluted	$0.69	$0.69	$0.66	$0.65		$0.64
(1)Realized performance income includes fees received related to the achievement of certain performance targets in the Company's Necessity Retail Partners joint venture, which was dissolved in December 2025.
(2)Excludes development and redevelopment projects.

Phillips Edison & Company	18

EBITDAre Metrics Unaudited, in thousands

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

CALCULATION OF EBITDAre
Net income	$45,254	$14,252	$78,496	$43,145
Adjustments:
Depreciation and amortization	66,840	71,203	132,371	136,477
Interest expense, net	29,394	27,719	59,166	53,391
(Gain) loss on disposal of property, net	(19,390)	66	(26,207)	(5,543)
Federal, state, and local tax expense	242	234	484	380
Adjustments related to unconsolidated joint ventures	2,150	1,366	4,198	2,644
EBITDAre	$124,490	$114,840	$248,508	$230,494

CALCULATION OF ADJUSTED EBITDAre
EBITDAre	$124,490	$114,840	$248,508	$230,494
Adjustments:
Transaction and acquisition expenses	1,402	1,789	3,479	3,111
Adjustments related to unconsolidated joint ventures	45	7	24	32
Adjusted EBITDAre	$125,937	$116,636	$252,011	$233,637

Phillips Edison & Company	19

EBITDAre Metrics Unaudited, in thousands

	Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025

CALCULATION OF EBITDAre
Net income	$45,254	$33,242	$52,595	$27,228	$14,252
Adjustments:
Depreciation and amortization	66,840	65,531	64,294	65,603	71,203
Interest expense, net	29,394	29,772	28,403	28,544	27,719
(Gain) loss on disposal of property, net	(19,390)	(6,817)	(28,992)	(4,255)	66
Federal, state, and local tax expense	242	242	708	219	234
Adjustments related to unconsolidated joint ventures	2,150	2,048	1,904	1,652	1,366
EBITDAre	$124,490	$124,018	$118,912	$118,991	$114,840

CALCULATION OF ADJUSTED EBITDAre
EBITDAre	$124,490	$124,018	$118,912	$118,991	$114,840
Adjustments:
Transaction and acquisition expenses	1,402	2,077	1,519	893	1,789
Adjustments related to unconsolidated joint ventures	45	(21)	15	13	7
Realized performance income(1)	—	—	(30)	—	—
Adjusted EBITDAre	$125,937	$126,074	$120,416	$119,897	$116,636
(1)Realized performance income includes fees received related to the achievement of certain performance targets in the Company's Necessity Retail Partners joint venture, which was dissolved in December 2025.

Phillips Edison & Company	20

Same-Center Net Operating Income Unaudited, in thousands

	Three Months Ended June 30,		Favorable (Unfavorable) % Change	Six Months Ended June 30,		Favorable (Unfavorable) % Change
	2026	2025		2026	2025
SAME-CENTER NOI(1)
Revenues:
Rental income(2)	$125,739	$121,384		$252,456	$244,460
Tenant recovery income	39,571	38,615		80,634	78,485
Reserves for uncollectibility(3)	(818)	(1,275)		(1,704)	(2,499)
Other property income	642	826		1,620	2,033
Total revenues	165,134	159,550	3.5%	333,006	322,479	3.3%
Operating expenses:
Property operating expenses	23,963	23,737		50,042	49,170
Real estate taxes	20,553	19,580		40,818	39,752
Total operating expenses	44,516	43,317	(2.8)%	90,860	88,922	(2.2)%
Total Same-Center NOI	$120,618	$116,233	3.8%	$242,146	$233,557	3.7%

Same-Center NOI margin	73.0%	72.9%		72.7%	72.4%

(1)Same-Center NOI represents the NOI for the 280 properties that were wholly-owned for the entirety of both calendar year periods being compared.
(2)Excludes straight-line rental income, net amortization of above- and below-market leases, and lease buyout income.
(3)Includes billings that will not be recognized as revenue until cash is collected or the Neighbor resumes regular payments and/or the Company deems it appropriate to resume recording revenue on an accrual basis, rather than on a cash basis.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
RECONCILIATION OF NET INCOME TO NOI AND SAME-CENTER NOI
Net income	$45,254	$14,252	$78,496	$43,145
Adjusted to exclude:
Fees and management income	(4,054)	(3,316)	(7,499)	(6,099)
Straight-line rental income(1)	(3,259)	(2,279)	(6,142)	(4,954)
Net amortization of above- and below-market leases	(2,632)	(2,128)	(5,083)	(4,072)
Lease buyout income	(84)	(179)	(1,793)	(1,918)
General and administrative expenses	13,575	12,922	25,518	25,008
Depreciation and amortization	66,840	71,203	132,371	136,477
Interest expense, net	29,394	27,719	59,166	53,391
(Gain) loss on disposal of property, net	(19,390)	66	(26,207)	(5,543)
Other (income) expense, net	(650)	990	1,363	1,970
Property operating expenses related to fees and management income	1,910	1,007	3,991	1,903
NOI for real estate investments	126,904	120,257	254,181	239,308
Less: Non-same-center NOI(2)	(6,286)	(4,024)	(12,035)	(5,751)
Total Same-Center NOI	$120,618	$116,233	$242,146	$233,557
(1)Includes straight-line rent adjustments for Neighbors for whom revenue is being recorded on a cash basis.
(2)Includes operating revenues and expenses from non-same-center properties, which includes properties acquired or sold, and corporate activities.

Phillips Edison & Company	21

Joint Venture Portfolio and Financial Summary Unaudited, dollars and square feet in thousands

UNCONSOLIDATED JOINT VENTURE PORTFOLIO SUMMARY

		As of June 30, 2026
Joint Venture	Investment Partner	Ownership Percentage	Number of Shopping Centers	ABR	GLA
Grocery Retail Partners I LLC (“GRP I”)	The Northwestern Mutual Life Insurance Company	14%	20	$34,538	2,224
Necessity Retail Venture LLC (“NRV”)	Cohen & Steers Income Opportunities REIT, Inc.	20%	5	16,973	1,010
Neighborhood Grocery Catalyst Fund LLC (“NGCF”)	LS BDC Holdings, LLC, a subsidiary of Lafayette Square USA, Inc. & The Northwestern Mutual Life Insurance Company	31%	3	4,333	225
			28	$55,844	3,459

UNCONSOLIDATED JOINT VENTURE FINANCIAL SUMMARY

	As of June 30, 2026
	GRP I	NRV	NGCF
Total assets	$340,470	$259,646	$58,360
Gross debt	173,770	130,192	31,678
Pro rata share of debt	24,322	26,038	9,899

	Six Months Ended June 30, 2026
	GRP I	NRV	NGCF
Pro rata share of Nareit FFO(1)	$1,556	$917	$401
Pro rata share of Same-Center NOI(1)	2,229	241	186
Pro rata share of NOI(1)	2,228	1,149	691
(1)PECO's shares of the Company's unconsolidated joint ventures' Nareit FFO and NOI results are all calculated based upon the respective ownership percentages presented in the Unconsolidated Joint Venture Portfolio Summary table above.

Phillips Edison & Company	22

Supplemental Balance Sheets Detail Unaudited, in thousands

	June 30, 2026	December 31, 2025

OTHER ASSETS, NET
Deferred leasing commissions and costs	$62,757	$61,479
Deferred financing expenses(1)	16,296	16,308
Office equipment, capital lease assets, and other	31,491	30,062
Corporate intangible assets	6,703	6,703
Total depreciable and amortizable assets	117,247	114,552
Accumulated depreciation and amortization	(60,891)	(59,326)
Net depreciable and amortizable assets	56,356	55,226
Accounts receivable, net(2)	59,755	52,032
Accounts receivable - affiliates	1,886	1,525
Secured loan receivable	13,620	17,395
Deferred rent receivable, net(3)	84,809	80,669
Derivative assets	110	177
Prepaid expenses and other	15,573	14,029
Investment in third parties	6,883	6,876
Investment in marketable securities	17,165	16,355
Total other assets, net	$256,157	$244,284

ACCOUNTS PAYABLE AND OTHER LIABILITIES
Accounts payable trade and other accruals	$39,639	$40,155
Accrued real estate taxes	37,874	38,201
Security deposits	19,970	18,972
Distribution accrual	1,249	16,604
Accrued compensation	11,135	19,708
Accrued interest	33,607	32,129
Capital expenditure accrual	11,495	13,363
Accrued income taxes and deferred tax liabilities, net	334	1,200
Total accounts payable and other liabilities	$155,303	$180,332
(1)Deferred financing expenses per the above table are related to the Company's revolving credit facility, and as such it has elected to classify them as an asset rather than as a contra-liability.
(2)Net of $3.7 million and $2.6 million of general reserves for uncollectible amounts as of June 30, 2026 and December 31, 2025, respectively. Receivables that were removed for Neighbors considered to be non-creditworthy were $5.7 million and $6.5 million as of June 30, 2026 and December 31, 2025, respectively.
(3)Net of $4.0 million and $4.3 million of receivables removed as of June 30, 2026 and December 31, 2025, respectively, related to straight-line rent for Neighbors previously or currently considered to be non-creditworthy.

Phillips Edison & Company	23

Supplemental Statements of Operations Detail Unaudited, in thousands

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

REVENUES
Rental income(1)	$135,757	$128,505	$271,258	$256,014
Recovery income(1)	44,352	42,111	89,453	83,858
Straight-line rent amortization	2,989	2,017	5,720	4,531
Amortization of lease assets	2,582	2,101	4,972	4,002
Lease buyout income	84	179	1,793	1,918
Adjustments for collectibility(2)(3)	(1,313)	(1,446)	(2,464)	(2,673)
Fees and management income	4,054	3,316	7,499	6,099
Other property income	1,114	970	2,129	2,315
Total revenues	$189,619	$177,753	$380,360	$356,064
(1)Includes income related to lease payments before assessing for collectibility.
(2)Includes revenue adjustments for non-creditworthy Neighbors.
(3)Contains general reserves but excludes reserves for straight-line rent amortization; includes recovery of previous revenue reserved.

INTEREST EXPENSE, NET
Interest on senior notes	$19,902	$12,374	$37,085	$24,033
Interest on unsecured term loans, net	1,753	6,838	5,930	13,533
Interest on secured debt	3,641	3,812	7,268	7,867
Interest on revolving credit facility, net	2,524	2,821	4,481	4,082
Non-cash amortization and other(1)	1,574	1,874	3,322	3,875
Loss on extinguishment or modification of debt and other, net	—	—	1,080	1
Total interest expense, net	$29,394	$27,719	$59,166	$53,391
(1)Amortization of debt-related items includes items such as deferred financing expenses, assumed market debt, and derivative adjustments, net.

OTHER INCOME (EXPENSE), NET
Transaction and acquisition expenses	$(1,402)	$(1,789)	$(3,479)	$(3,111)
Federal, state, and local income tax expense	(242)	(234)	(484)	(380)
Equity in net income of unconsolidated investments	138	169	174	290
Investment income	1,145	864	1,416	1,221
Other income	1,011	—	1,010	10
Total other income (expense), net	$650	$(990)	$(1,363)	$(1,970)

Phillips Edison & Company	24

Capital Expenditures Unaudited, in thousands

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

CAPITAL EXPENDITURES FOR REAL ESTATE(1)(2)
Capital improvements	$5,335	$6,949	$8,595	$10,004
Tenant improvements	6,653	6,122	13,223	15,700
Development and redevelopment	9,510	18,049	23,498	29,798
Total capital expenditures for real estate	$21,498	$31,120	$45,316	$55,502
Corporate asset capital expenditures	252	341	957	799
Capitalized indirect costs(3)	1,508	1,493	3,397	2,933
Total capital spending activity	$23,258	$32,954	$49,670	$59,234

Cash paid for leasing commissions	$3,483	$2,811	$6,899	$5,428
(1)Includes landlord work.
(2)Amounts reported are net of insurance proceeds for property damage claims for all periods presented.
(3)Amount includes internal salaries and related benefits of personnel who work directly on capital projects as well as capitalized interest and other external expenses.

Phillips Edison & Company	25

Active Capital Projects Unaudited, dollars in thousands

Project	Location	Description	Target Stabilization Quarter(1)	Incurred to Date	Future Spend	Total Estimated Costs	Estimated Project Yield (2)

GROUND UP EXPANSION DEVELOPMENT
Sunridge Plaza	Rancho Cordova, CA	Ground lease for AutoZone	2026 Q3	$146	$—	$146
Golden Eagle Village	Clermont, FL	Construction of a 3K SF outparcel 100% leased with Operation Dental	2026 Q4	2,279	—	2,279
The Village Shopping Center	Mooresville, IN	Construction of 1K SF outparcel 100% leased with 7Brew	2026 Q4	109	859	968
Hastings Marketplace	Hastings, MN	Ground lease for Chase Bank	2027 Q1	323	360	683
Stop & Shop Plaza	Enfield, CT	Ground lease for Russell Speeder's Car Wash	2027 Q1	117	285	403
Shoppes of Lake Village	Leesburg, FL	Ground lease for Chase Bank, Mavis Tire & Brakes and one future ground lease	2027 Q2	4,231	247	4,478
Murphy Marketplace	Murphy, TX	Construction of 63K retail space 71% leased with Burlington and Nordstrom Rack	2027 Q2	7,069	8,560	15,628
Evans Towne Centre	Evans, GA	Ground lease for Chase Bank, Dutch Bros and construction of a 7k SF multi-tenant outparcel 32% leased with Surcheros	2028 Q2	4,216	4,641	8,857
Shoppes at Glen Lakes	Weeki Wachee, FL	Ground lease for Mavis Tire & Brakes and two future ground leases	2028 Q2	2,402	2,663	5,064
Marion Oaks Station	Ocala, FL	Construction of 7K SF multi-tenant outparcel and future ground lease development	2029 Q2	4,163	5,744	9,908

Total: Ground Up				$25,055	$23,359	$48,414	7%-10%

Phillips Edison & Company	26

Active Capital Projects Unaudited, dollars in thousands

Project	Location	Description	Target Stabilization Quarter(1)	Incurred to Date	Future Spend	Total Estimated Costs	Estimated Project Yield (2)
REDEVELOPMENT
Island Walk Shopping Center	Fernandina Beach, FL	Demolish and rebuild Publix plus additional leasing with Hallmark	2026 Q3	$9,952	$1,495	$11,447
Murphy Marketplace	Murphy, TX	Anchor redevelopment 100% leased with EoS Fitness	2026 Q3	3,158	1,200	4,358
Beavercreek Towne Center	Beavercreek, OH	Anchor redevelopment 100% leased with Sierra Trading	2026 Q3	232	1,649	1,881
Claremont Village	Everett, WA	Redevelopment of Chase Bank 46% leased with Starbucks	2026 Q3	1,985	188	2,174
Riverpark Shopping Center	Sugar Land, TX	Anchor redevelopment 100% leased with Ace Pickleball Club and Dave & Buster's	2026 Q3	4,886	1,416	6,303
Oak Mill Plaza	Niles, IL	Center redevelopment with multiple units 100% leased with Dollar Tree and multiple inline units	2026 Q4	1,102	1,331	2,433
West Village Center	Chanhassen, MN	Anchor redevelopment 100% leased with Ulta	2026 Q4	846	440	1,286
Hamilton Village	Chattanooga, TN	Anchor redevelopment 100% leased with Savers	2026 Q4	125	705	830
The Oaks	Hudson, FL	Grocery anchor redevelopment 100% leased with MD Oriental Market	2026 Q4	243	750	993
Hamilton Village	Chattanooga, TN	Anchor redevelopment 100% leased with Southeast Pickleball	2027 Q1	337	537	874
Town Center at Jensen Beach	Jensen Beach, FL	Unit redevelopment 100% leased with IMAGE Studios	2027 Q1	560	437	997

Total: Redevelopment				$23,426	$10,148	$33,577	11%-20%
Active Projects Total				$48,481	$33,507	$81,991	9%-12%
2026 STABILIZED PROJECTS	11					$22,659	15%
(1)The timing of the Company's projects and the targeted stabilization quarter may be impacted by factors outside of the Company's control.
(2)Project yield ranges are weighted averages.

Phillips Edison & Company	27

Capitalization and Debt Ratios Unaudited, in thousands (excluding per share amounts and leverage ratios)

	June 30, 2026	December 31, 2025

EQUITY CAPITALIZATION
Common stock outstanding	128,425	125,788
OP units outstanding	12,363	12,724
Total shares and units outstanding	140,788	138,512
Share price	$41.62	$35.57
Total equity market capitalization	$5,859,597	$4,926,872

DEBT
Debt obligations, net	$2,450,755	$2,375,328
Add: Discount on notes payable	25,710	23,633
Add: Market debt adjustments, net	(198)	(259)
Add: Deferred financing expenses, net	1,844	3,443
Total debt - gross	2,478,111	2,402,145
Less: Cash and cash equivalents	7,132	3,544
Total net debt - consolidated	2,470,979	2,398,601
Add: Prorated share from unconsolidated joint ventures	57,952	53,208
Total net debt	$2,528,931	$2,451,809

ENTERPRISE VALUE
Total net debt	$2,528,931	$2,451,809
Total equity market capitalization	5,859,597	4,926,872
Total enterprise value	$8,388,528	$7,378,681

FINANCIAL LEVERAGE RATIOS
Net debt to Adjusted EBITDAre - annualized:
Net debt	$2,528,931	$2,451,809
Adjusted EBITDAre (trailing twelve month period)	492,324	473,950
Net debt to Adjusted EBITDAre - annualized	5.1x	5.2x

Net debt to Adjusted EBITDAre - current quarter annualized:
Net debt	$2,528,931	$2,451,809
Adjusted EBITDAre (current quarter annualized)	503,748	481,664
Net debt to Adjusted EBITDAre - current quarter annualized	5.0x	5.1x

Net debt to total enterprise value:
Net debt	$2,528,931	$2,451,809
Total enterprise value	8,388,528	7,378,681
Net debt to total enterprise value	30.1%	33.2%

Phillips Edison & Company	28

Summary of Outstanding Debt Unaudited, dollars in thousands

	Outstanding Balance	Contractual Interest Rate	Maturity Date	Percent of Total Indebtedness

SECURED DEBT
Individual property mortgages(1)	$28,973	3.45% - 6.15%	2027 - 2031	1%
Secured pool due 2027 (15 assets)	195,000	3.52%	2027	8%
Secured pool due 2030 (14 assets)	200,000	3.35%	2030	8%
Total secured debt	$423,973			17%

UNSECURED DEBT
Term loan due 2027(2)(3)	$161,750	4.46%	2027	7%
Revolving credit facility(2)(3)(4)	142,000	SOFR + 0.74%	2029	6%
Senior unsecured notes due November 2031	350,000	2.63%	2031	14%
Senior unsecured notes due August 2032	350,000	5.25%	2032	14%
Senior unsecured notes due March 2033	350,000	4.75%	2033	14%
Senior unsecured notes due July 2034	350,000	5.75%	2034	14%
Senior unsecured notes due January 2035	350,000	4.95%	2035	14%
Total unsecured debt	$2,053,750			83%

Finance leases, net	388

Total debt obligations	$2,478,111

Assumed market debt adjustments, net	$198
Discount on notes payable	(25,710)
Deferred financing expenses, net	(1,844)
Debt obligations, net	$2,450,755

	Notional Amount	Fixed Rate

INTEREST RATE SWAPS
Interest rate swap expiring September 2026	200,000	3.36%
Total notional amount	$200,000
(1) No individual property mortgages were repaid during the quarter ended June 30, 2026.
(2) Excludes the impact of options to extend debt maturities. The revolving line of credit has two six-month extension options with an outside date of 2030 and the unsecured term loan has one remaining one-year option with an outside date of 2028.
(3) Our revolving credit facility and term loan carry an interest rate of the Secured Overnight Financing Rate (“SOFR”) plus a spread. While some of the rates are fixed through the use of swaps, a portion of this debt is not subject to a swap, and thus is still indexed to SOFR.
(4) Reflects a 4 basis point reduction due to the achievement of certain sustainability metric targets.

Phillips Edison & Company	29

Debt Overview and Schedule of Maturities Unaudited, dollars in thousands

	Secured Debt			Unsecured Debt(1)
Maturity Year	Scheduled Mortgage Principal Payments	Mortgage Loans	Secured Portfolio Loans	Unsecured Term Loans	Senior Unsecured Notes	Revolving Line of Credit	Total Consolidated Debt	Pro Rata Share of JV Debt	Total Debt	Weighted-Average Interest Rate(1)(2)
2026	963	—	—	—	—	—	963	24,322	25,285	3.6%
2027	1,905	3,690	195,000	—	—	—	200,595	—	200,595	3.6%
2028	767	16,600	—	161,750	—	—	179,117	—	179,117	4.5%
2029	805	—	—	—	—	—	805	5,507	6,312	4.9%
2030	844	—	200,000	—	—	142,000	342,844	4,380	347,224	3.8%
2031	559	2,840	—	—	350,000	—	353,399	—	353,399	2.7%
2032	—	—	—	—	350,000	—	350,000	21,419	371,419	5.3%
2033	—	—	—	—	350,000	—	350,000	—	350,000	4.8%
2034	—	—	—	—	350,000	—	350,000	4,632	354,632	5.8%
2035	—	—	—	—	350,000	—	350,000	—	350,000	5.0%
Net debt market adjustments / discounts / issuance costs	—	—	—	—	—	—	(27,356)	(700)	(28,057)	N/A
Finance leases	—	—	—	—	—	—	388	—	388	N/A
Total	$5,843	$23,130	$395,000	$161,750	$1,750,000	$142,000	$2,450,755	$59,560	$2,510,314	4.4%

			Weighted-Average
	Total Debt	Percent of Total Indebtedness	Effective Interest Rate(2)	Years to Maturity(1)
Fixed rate debt	$2,373,973	93.6%	4.4%	6.1
Variable rate debt	103,750	4.1%	4.6%	2.5
Net debt market adjustments / discounts / issuance costs	(27,356)	N/A	N/A	N/A
Finance leases	388	N/A	N/A	N/A
Total consolidated debt	$2,450,755	97.7%	4.4%	5.6
Pro rata share of JV Debt	60,260	2.3%	4.8%	3.4
Net debt market adjustments / discounts / issuance costs of JV Debt	(700)	N/A	N/A	N/A
Total consolidated + JV debt	$2,510,314	100.0%	4.4%	5.6
(1)Includes the impact of options to extend debt maturities. The revolving line of credit has two six-month extension options with an outside date of 2030 and the unsecured term loan has one remaining one-year option with an outside date of 2028.
(2)Includes the impact of a $200 million interest rate swap with a SOFR swap rate of 3.4%; see detail on previous page.

Phillips Edison & Company	30

Debt Covenants Unaudited, dollars in thousands

UNSECURED TERM LOAN DUE 2027 AND CREDIT FACILITY DUE 2029
	Covenant	June 30, 2026
LEVERAGE RATIO
Total Indebtedness		$2,592,210
Total Asset Value		$8,227,027
Leverage Ratio	=<60%	31.5%

SECURED LEVERAGE RATIO
Total Secured Indebtedness		$484,622
Total Asset Value		$8,227,027
Secured Leverage Ratio	=<35%	5.9%

FIXED CHARGE COVERAGE RATIO
Adjusted EBITDA		$464,058
Total Fixed Charges		$115,904
Fixed Charge Coverage Ratio	=>1.5x	4.00x

MAXIMUM UNSECURED INDEBTEDNESS TO UNENCUMBERED ASSET VALUE
Total Unsecured Indebtedness		$2,085,669
Unencumbered Asset Value		$6,910,116
Unsecured Indebtedness to Unencumbered Asset Value	=<60%	30.2%

MINIMUM UNENCUMBERED NOI TO INTEREST EXPENSE
Unencumbered NOI		$434,837
Interest Expense for Unsecured Indebtedness		$96,412
Unencumbered NOI to Interest Expense	>=1.75x	4.51x

DIVIDEND PAYOUT RATIO
Distributions		$179,606
Funds From Operations		$368,929
Dividend Payout Ratio	<95%	48.7%

SENIOR UNSECURED NOTES DUE 2031, 2032, 2033, 2034, AND 2035
	Covenant	June 30, 2026
AGGREGATE DEBT TEST
Total Indebtedness		$2,536,318
Total Asset Value		$7,084,542
Aggregate Debt Test	=<65%	35.8%

SECURED DEBT TEST
Total Secured Indebtedness		$424,362
Total Asset Value		$7,084,542
Secured Debt Test	=<40%	6.0%

DEBT SERVICE TEST
Consolidated EBITDA		$487,710
Annual Debt Service Charge		$110,917
Debt Service Test	=>1.5x	4.40x

MAINTENANCE OF TOTAL UNENCUMBERED ASSETS
Unencumbered Asset Value		$6,172,977
Total Unsecured Indebtedness		$2,111,956
Maintenance of Total Unencumbered Assets	=>150%	292%

Note: Calculations are per covenant definitions as set forth in the applicable debt agreements.

Phillips Edison & Company	31

TRANSACTIONAL SUMMARY
Six Months Ended June 30, 2026

Phillips Edison & Company	32

Acquisition Summary Unaudited, dollars in thousands

Date	Property Name	Location	Total GLA	Contract Price	Leased Occupancy at Acquisition	Grocery Anchor	% of PECO Share
1/7/2026	The Village at Indian Wells	Indian Wells, CA	105,177	$30,425	77.8%	Sprouts Farmers Market	100%
1/9/2026	Heron Creek Land	North Port, FL	N/A	4,600	N/A	N/A	100%
1/23/2026	Creekside Park Village	The Woodlands Township, TX	74,641	41,940	98.4%	H-E-B(1)	100%
2/25/2026	Plaza West Covina	West Covina, CA	46,406	25,777	88.3%	N/A	100%
2/27/2026	Ridgeview Marketplace	Colorado Springs, CO	20,410	6,760	100.0%	King Soopers(1)	100%
3/24/2026	The Shops at Hamilton Mill	Dacula, GA	43,518	16,000	100.0%	N/A	100%
4/9/2026	Renton Highlands Shopping Center	Renton, WA	54,008	15,750	82.8%	Safeway(1)	100%
4/16/2026	St. Johns Plaza Outparcel(2)	Titusville, FL	3,644	168	—%	N/A	14%
4/21/2026	Prairieview Center	Eden Prairie, MN	118,171	27,650	100.0%	Lunds & Byerlys	100%
4/23/2026	Firethorne Plaza	Katy, TX	29,986	15,500	100.0%	N/A	100%
5/28/2026	Oracle Crossing(3)	Oro Valley, AZ	265,148	10,870	95.8%	Sprouts Farmers Market	20%
6/25/2026	Shops at Prosper Trail	Prosper, TX	86,698	44,500	100.0%	Kroger Marketplace(1)	100%
6/30/2026	Chaska Commons	Chaska, MN	155,543	38,000	99.2%	Cub Foods	100%
Total acquisitions			1,003,350	$277,940

Weighted-average cap rate		6.7%

(1)Retailer is not part of the owned property.
(2)Acquisition through the Company's Grocery Retail Partners I LLC. Shown at PECO's 14% share.
(3)Acquisition through the Company's Necessity Retail Venture LLC joint venture. Shown at PECO's 20% share.

Phillips Edison & Company	33

Disposition Summary Unaudited, dollars in thousands

Date	Property Name	Location	Total GLA	Sale Price	Leased Occupancy at Disposition	Grocery Anchor	% of PECO Share
2/20/2026	South Oaks Shopping Center	Live Oak, FL	102,816	$5,250	54.9%	N/A	100%
3/20/2026	Highland Fair	Gresham, OR	70,795	17,000	92.4%	Safeway	100%
4/20/2026	Marion Oaks	Ocala, FL	N/A	6,685	N/A	N/A	100%
6/12/2026	Towne Crossing Shopping Center	Mesquite, TX	165,419	31,525	93.5%	Kroger	100%
6/23/2026	The Shops of Uptown	Park Ridge, IL	70,144	26,400	97.5%	Trader Joe's	100%
Total dispositions			409,174	$86,860

Weighted-average cap rate		5.9%

Phillips Edison & Company	34

PORTFOLIO SUMMARY
Quarter Ended June 30, 2026

Phillips Edison & Company	35

Portfolio Summary Unaudited, dollars and square feet in thousands (excluding per square foot amounts)

As of June 30, 2026

PORTFOLIO OVERVIEW:
Number of shopping centers	302
Number of states	31
Total GLA	33,897
Average shopping center GLA	112
Total ABR(1)	$570,005
Total ABR from necessity-based goods and services(1)	74.4%
Percent of ABR from non-grocery anchors(1)	13.1%
Percent of ABR from inline spaces(1)	59.6%
GROCERY METRICS:
Percent of ABR from grocery-anchored shopping centers(1)	94.1%
Percent of ABR from grocery Neighbors(1)	27.3%
Percent of GLA from grocery Neighbors	44.4%
Grocer health ratio(2)	2.4%
Percent of ABR from centers with grocery anchors that are #1 or #2 by sales(1)	83.2%
Average annual sales per square foot of reporting grocers(2)	$755
LEASED OCCUPANCY AS A PERCENTAGE OF RENTABLE SQUARE FEET:
Total portfolio	97.3%
Anchor spaces	98.4%
Inline spaces	95.5%
AVERAGE REMAINING LEASE TERM (IN YEARS):(3)
Total portfolio	4.5
Grocery anchor spaces	4.7
Non-grocery anchor spaces	5.2
Inline spaces	4.0
PORTFOLIO RETENTION RATE:(4)
Total portfolio	89.6%
Anchor spaces	93.4%
Inline spaces	83.1%
AVERAGE ABR PER SQUARE FOOT:
Total portfolio	$16.99
Anchor spaces	$10.75
Inline spaces	$27.71

Data reflects wholly-owned assets unless otherwise noted
(1)Inclusive of the Company's prorated portion of shopping centers owned through the Company's unconsolidated joint ventures.
(2)Based on the most recently reported sales data available.
(3)The average remaining lease term in years is as of June 30, 2026. Including future options to extend the term of the lease, the average remaining lease term in years for the Company's total portfolio, grocery anchors, non-grocery anchors and inline spaces is 19.9, 31.7, 15.2, and 8.0, respectively.
(4)For the three months ended June 30, 2026.

Phillips Edison & Company	36

ABR by Neighbor Category Unaudited

As of June 30, 2026
% ABR(1)
NECESSITY RETAIL AND SERVICES
Grocery	27.3%
Quick service restaurant	12.6%
Medical	8.9%
Beauty & hair care	6.7%
Banks, insurance, & government services	3.5%
Fitness	3.3%
Pet supply	2.2%
Dollar stores	1.7%
Education & training	1.7%
Hardware & automotive	1.5%
Wine, beer, & liquor	1.4%
Telecommunications & cell phone services	1.3%
Pharmacy	0.7%
Other necessity-based	1.6%
Total ABR from necessity-based goods and services	74.4%

OTHER RETAIL STORES
Full service restaurant	8.1%
Soft goods(2)	7.5%
Home	2.7%
Off-price apparel	1.9%
Sports entertainment	1.2%
Other retail(3)	4.2%
Total ABR from other retail stores	25.6%
Total ABR	100.0%

(1)Inclusive of the Company's prorated portion of shopping centers owned through the Company's unconsolidated joint ventures.
(2)Includes ABR contributions of 2% from apparel, shoes, accessories and department store Neighbors.
(3)Includes ABR contribution of 1% from entertainment Neighbors.

Phillips Edison & Company	37

Wholly-Owned Occupancy and ABR Unaudited

	Quarter Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025

OCCUPANCY
Leased Basis
Anchor	98.4%	98.4%	98.7%	99.2%	98.9%
Inline	95.5%	95.0%	95.1%	94.8%	94.8%
Total leased occupancy	97.3%	97.1%	97.3%	97.6%	97.4%

Economic Basis
Anchor	98.2%	98.2%	97.9%	98.5%	98.0%
Inline	94.8%	94.2%	94.2%	94.3%	94.1%
Total economic occupancy	96.9%	96.7%	96.5%	97.0%	96.6%

ABR
Leased Basis - $
Anchor	$223,946	$223,626	$223,046	$224,492	$222,464
Inline	336,476	324,864	316,083	312,575	309,080
Total ABR	$560,422	$548,490	$539,129	$537,067	$531,544

Leased Basis - PSF
Anchor	$10.75	$10.74	$10.68	$10.46	$10.40
Inline	27.71	27.34	26.98	26.61	26.40
Total ABR PSF	$16.99	$16.77	$16.54	$16.17	$16.06

SAME-CENTER OCCUPANCY(1)
Same-Center Leased Basis
Anchor	98.5%	98.6%	98.9%	99.3%	99.0%
Inline	95.5%	95.1%	95.2%	95.1%	95.0%
Total same-center leased occupancy	97.5%	97.3%	97.6%	97.8%	97.6%

Same-Center Economic Basis
Anchor	98.3%	98.4%	98.1%	98.6%	98.1%
Inline	94.8%	94.4%	94.4%	94.5%	94.4%
Total same-center economic occupancy	97.1%	97.0%	96.8%	97.2%	96.8%
(1)Same-Center Occupancy represents the occupancy for the 280 properties that were wholly-owned for the entirety of both calendar year periods being compared.

Phillips Edison & Company	38

Top 25 Neighbors by ABR Dollars and square footage amounts in thousands

			Number of Locations(1)
	Neighbor	Banners Leased at PECO Centers	Wholly-Owned	Joint Ventures	ABR(2)	% ABR(2)	Leased SF(2)
1	Kroger	Kroger, Fry's Food Stores, King Soopers, Pick 'n Save, Smith's, Harris Teeter, Quality Food Centers, Mariano's, Food 4 Less, Metro Market	55	7	$28,075	4.9%	3,430
2	Publix	Publix	52	10	27,887	4.9%	2,532
3	Albertsons	Safeway, Market Street, Randalls, Tom Thumb, Jewel-Osco, Vons, Shaw's Supermarket, Albertsons	28	2	19,088	3.3%	1,683
4	Ahold Delhaize	Martin's, Giant, Stop & Shop, Food Lion	22	—	17,264	3.0%	1,184
5	Walmart	Walmart Neighborhood Market, Walmart	12	—	8,483	1.5%	1,733
6	TJX Companies	Sierra, HomeGoods, T.J.Maxx, Marshalls	19	3	7,553	1.3%	610
7	Giant Eagle	Giant Eagle	9	1	7,437	1.3%	759
8	Sprouts Farmers Market	Sprouts Farmers Market	14	1	6,888	1.2%	417
9	Dollar Tree	Dollar Tree	35	5	4,891	0.9%	422
10	Raley's	Raley's	5	—	4,708	0.8%	288
11	UNFI (SuperValu)	Cub Foods	6	—	4,469	0.8%	398
12	Starbucks Corporation	Starbucks	41	1	4,217	0.7%	84
13	Planet Fitness	Planet Fitness	15	1	3,954	0.7%	315
14	Big Y	Big Y	3	—	3,540	0.6%	167
15	United Parcel Service	The UPS Store, WeShip Store	73	11	3,239	0.6%	106
16	Pet Supplies Plus	Pet Supplies Plus	24	—	3,079	0.5%	185
17	Subway Group(3)	Subway	63	3	3,036	0.5%	96
18	H&R Block	H&R Block	57	3	3,005	0.5%	100
19	Great Clips	Great Clips	76	8	2,961	0.5%	96
20	Petco Animal Supplies	Petco	12	1	2,920	0.5%	159
21	Lowe's	Lowe's	3	1	2,748	0.5%	368
22	Anytime Fitness	Anytime Fitness	27	2	2,711	0.5%	147
23	Trader Joe's	Trader Joe's	8	—	2,601	0.5%	110
24	Bank of America	Bank of America	17	1	2,590	0.5%	57
25	EoS Fitness	EoS Fitness	3	—	2,518	0.4%	128
	Total		679	61	$179,862	31.4%	15,574
(1)Includes properties currently under redevelopment or ground-up development, as well as leases that have been executed but for which rent has not yet commenced.
(2)Includes the prorated portion owned through the Company's unconsolidated joint ventures.
(3)Brand of Roark Capital.

Phillips Edison & Company	39

Neighbors by Type and Industry(1)(2) Unaudited

Leased Square Feet by Neighbor Type

National & Regional: 38.9%
Grocery: 44.3%
Local: 16.8%

ABR
by Neighbor Type
National & Regional: 47.1%
Grocery: 27.3%
Local: 25.6%

Leased Square Feet
by Neighbor Industry
Grocery:
44.3%
Retail
Stores:
22.5%
Services:
21.7%
Restaurant:
11.5%

ABR
by Neighbor Industry
Retail Stores: 20.9%
Services: 31.1%
Restaurant: 20.7%
Grocery: 27.3%

(1)The Company defines national Neighbors as those Neighbors that operate in at least three states. Regional Neighbors are defined as those Neighbors that have at least three locations in fewer than three states.
(2)Includes the prorated portion owned through the Company's unconsolidated joint ventures.

Phillips Edison & Company	40

Properties by State(1) Dollars and square footage amounts in thousands (excluding per square foot amounts)

State	ABR	% ABR	ABR / Leased SF	GLA	% GLA	% Leased	Number of Properties
Florida	$68,864	12.1%	$16.86	4,173	12.1%	97.9%	54
California	63,229	11.1%	24.43	2,662	7.7%	97.2%	29
Texas	57,040	10.0%	22.85	2,552	7.4%	97.8%	24
Georgia	49,156	8.6%	15.19	3,291	9.5%	98.3%	34
Ohio	35,753	6.3%	12.97	2,854	8.3%	96.6%	21
Colorado	31,956	5.6%	20.13	1,623	4.7%	97.8%	15
Illinois	31,082	5.4%	16.88	1,865	5.4%	98.7%	16
Minnesota	28,227	5.0%	18.25	1,582	4.6%	97.8%	15
Virginia	24,397	4.3%	18.09	1,425	4.1%	94.6%	14
Massachusetts	18,653	3.3%	16.23	1,151	3.4%	99.8%	9
Nevada	16,018	2.8%	24.62	663	1.9%	98.1%	5
Pennsylvania	13,255	2.3%	13.31	1,001	2.9%	99.6%	6
South Carolina	13,103	2.3%	13.14	1,010	2.9%	98.7%	10
Arizona	12,346	2.2%	16.12	803	2.3%	95.4%	8
Maryland	11,211	2.0%	24.09	541	1.6%	86.1%	5
North Carolina	10,646	1.9%	15.00	722	2.1%	98.3%	12
Wisconsin	10,423	1.8%	13.03	807	2.4%	99.1%	7
Washington	9,506	1.7%	23.95	434	1.3%	91.3%	5
Connecticut	9,183	1.6%	17.78	522	1.5%	99.0%	5
Tennessee	8,827	1.5%	11.32	802	2.3%	97.3%	5
Indiana	7,885	1.4%	9.90	832	2.4%	95.7%	5
Kentucky	7,099	1.2%	11.83	616	1.8%	97.5%	4
Michigan	6,678	1.2%	9.72	724	2.1%	95.0%	5
Kansas	5,127	0.9%	13.69	374	1.1%	100.0%	3
New Jersey	4,479	0.8%	26.43	169	0.5%	100.0%	1
Oregon	4,232	0.7%	17.69	244	0.7%	98.1%	3
New Mexico	3,585	0.6%	14.65	255	0.7%	96.0%	2
Missouri	2,998	0.5%	13.63	246	0.7%	89.5%	3
Iowa	2,868	0.5%	8.35	360	1.0%	95.5%	3
New York	1,718	0.3%	12.42	163	0.5%	84.7%	1
Utah	461	0.1%	31.70	15	0.1%	100.0%	1
Total	$570,005	100.0%	$16.99	34,481	100.0%	97.3%	330
(1)Includes the prorated portion owned through the Company's unconsolidated joint ventures.

Phillips Edison & Company	41

New, Renewal, and Option Lease Summary Unaudited, dollars and square footage amounts in thousands (excluding per square foot amounts)

							Comparable Only
	Number of Leases Signed	GLA	ABR	ABR PSF(1)	Weighted-Average Lease Term (Years)	Cost of TI/TIA PSF(2)	Number of Leases	Increase in ABR PSF	Rent Spread %

TOTAL - NEW, RENEWAL, AND OPTION LEASES
Q2 2026	304	1,224	$28,111	$22.97	5.5	$7.43	245	$3.39	18.4%
Q1 2026	246	1,573	25,623	16.29	5.6	4.50	199	1.62	11.8%
Q4 2025	246	1,400	24,917	17.80	6.2	6.02	197	2.05	13.9%
Q3 2025	270	1,664	27,519	16.54	6.3	4.45	220	1.78	12.7%
Total	1,066	5,861	$106,170	$18.12	5.9	$5.46	861	$2.13	14.2%

NEW LEASES
Q2 2026	103	333	$9,667	$29.06	8.4	$26.22	47	$6.98	33.7%
Q1 2026	78	252	6,121	24.30	9.4	22.47	31	7.09	36.2%
Q4 2025	101	313	7,847	25.05	8.2	26.19	53	6.58	34.3%
Q3 2025	89	276	6,650	24.12	8.8	23.72	42	6.55	24.5%
Total	371	1,173	$30,285	$25.81	8.6	$24.82	173	$6.82	32.4%

RENEWAL LEASES
Q2 2026	162	402	$11,755	$29.21	4.3	$0.94	159	$5.15	21.2%
Q1 2026	110	226	7,102	31.37	4.6	0.96	110	5.49	21.2%
Q4 2025	95	282	6,770	24.01	5.4	0.24	94	4.01	20.0%
Q3 2025	127	268	8,178	30.52	4.5	1.01	124	5.66	23.2%
Total	494	1,179	$33,805	$28.68	4.7	$0.79	487	$5.06	21.4%

OPTION LEASES
Q2 2026	39	489	$6,689	$13.69	4.7	$—	39	$0.69	5.3%
Q1 2026	58	1,095	12,400	11.32	5.0	1.10	58	0.45	4.1%
Q4 2025	50	805	10,300	12.80	5.6	0.20	50	0.64	5.3%
Q3 2025	54	1,120	12,691	11.33	6.1	0.54	54	0.57	5.3%
Total	201	3,508	$42,081	$11.99	5.4	$0.56	201	$0.56	4.9%
(1)Per square foot amounts may not recalculate exactly based on other amounts presented within the table due to rounding.
(2)Excludes landlord work.

Phillips Edison & Company	42

Lease Expirations(1)(2) Unaudited, square footage amounts in thousands

	Number of Leases	GLA Expiring	% of Leased GLA(3)	ABR PSF	% of ABR

TOTAL LEASES
MTM	93	179	0.5%	$23.53	0.8%
2026	297	721	2.1%	22.47	2.8%
2027	901	3,748	11.2%	17.33	11.4%
2028	963	5,254	15.7%	16.43	15.1%
2029	1,001	5,150	15.4%	17.60	15.9%
2030	850	5,001	14.9%	16.87	14.8%
2031	758	4,747	14.2%	16.31	13.6%
2032	306	2,057	6.1%	15.42	5.6%
2033	254	1,113	3.3%	20.67	4.0%
2034	220	1,998	6.0%	12.28	4.3%
2035	232	1,282	3.8%	18.10	4.1%
2036+	322	2,293	6.8%	18.93	7.6%
Total leases	6,197	33,543	100.0%	$16.99	100.0%

ANCHOR LEASES
MTM	1	23	0.1%	$8.94	0.1%
2026	8	155	0.5%	7.18	0.2%
2027	63	1,952	5.8%	9.11	3.1%
2028	82	3,401	10.1%	10.21	6.0%
2029	90	3,163	9.4%	11.25	6.2%
2030	85	3,378	10.1%	11.44	6.8%
2031	94	3,212	9.6%	10.97	6.2%
2032	34	1,389	4.1%	10.08	2.5%
2033	21	567	1.7%	12.90	1.2%
2034	33	1,547	4.6%	7.74	2.1%
2035	23	766	2.3%	9.92	1.4%
2036+	62	1,646	4.9%	14.52	4.2%
Anchor leases	596	21,199	63.2%	$10.76	40.0%

INLINE LEASES
MTM	92	156	0.4%	$25.67	0.7%
2026	289	566	1.6%	26.66	2.6%
2027	838	1,796	5.4%	26.27	8.3%
2028	881	1,853	5.6%	27.86	9.1%
2029	911	1,987	6.0%	27.72	9.7%
2030	765	1,623	4.8%	28.17	8.0%
2031	664	1,535	4.6%	27.49	7.4%
2032	272	668	2.0%	26.49	3.1%
2033	233	546	1.6%	28.73	2.8%
2034	187	451	1.4%	27.85	2.2%
2035	209	516	1.5%	30.25	2.7%
2036+	260	647	1.9%	30.16	3.4%
Inline leases	5,601	12,344	36.8%	$27.70	60.0%
(1)Statistics include the Company's wholly-owned properties and the prorated portion owned through the Company's unconsolidated joint ventures.
(2)Statistics are based on current terms and assume no exercise of renewal options.
(3)Percentage amounts may not recalculate exactly based on other amounts presented within the table due to rounding.

Phillips Edison & Company	43

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
51st & Olive Square	Glendale, AZ	100%	Phoenix-Mesa-Chandler, AZ	1975 / 2007	88,225	97.4%	$1,062	$12.36	Fry's Food Stores	N/A
Alameda Crossing	Avondale, AZ	100%	Phoenix-Mesa-Chandler, AZ	2006 / 2025	141,721	100.0%	$2,832	$19.98	Sprouts Farmers Market	Burlington; Uptown Jungle; Big 5 Sporting Goods
Arcadia Plaza	Phoenix, AZ	100%	Phoenix-Mesa-Chandler, AZ	1980 / 2018	63,637	100.0%	$1,578	$24.80	Sprouts Farmers Market	N/A
Broadway Plaza	Tucson, AZ	100%	Tucson, AZ	1982 / 2003	84,298	100.0%	$1,636	$19.41	Sprouts Farmers Market	N/A
Oracle Crossing	Oro Valley, AZ	20%	Tucson, AZ	2006	265,148	95.8%	$3,754	$14.77	Sprouts Farmers Market	Kohl's; HomeGoods; Today's Pool and Patio; O'Reilly Auto Parts
South Point Plaza	Tempe, AZ	31%	Phoenix-Mesa-Chandler, AZ	1987 / 2013	49,332	93.0%	$1,069	$23.29	Fry's Food Stores(1)	Goodwill
Southern Palms	Tempe, AZ	100%	Phoenix-Mesa-Chandler, AZ	1982 / 2018	256,346	89.5%	$3,273	$14.27	Sprouts Farmers Market	Goodwill; Habitat for Humanity ReStore; Planet Fitness; AutoZone
Sunburst Plaza	Glendale, AZ	100%	Phoenix-Mesa-Chandler, AZ	1970 / 2022	99,913	96.0%	$881	$9.19	Fry's Food Stores	Daiso
Atwater Marketplace	Atwater, CA	100%	Merced, CA	2023	2,082	100.0%	$138	$66.28	N/A	N/A
Boronda Plaza	Salinas, CA	100%	Salinas, CA	2003 / 2021	93,071	100.0%	$2,480	$26.65	Food 4 Less	N/A
Broadway Pavilion	Santa Maria, CA	100%	Santa Maria-Santa Barbara, CA	1987	142,676	100.0%	$2,527	$17.71	Food Maxx	Idler's Home; Dollar Tree
Central Valley Marketplace	Ceres, CA	100%	Modesto, CA	2005	81,897	100.0%	$1,826	$22.30	Food 4 Less	N/A
Clayton Station	Clayton, CA	100%	San Francisco-Oakland-Berkeley, CA	1991	66,724	96.7%	$1,969	$30.53	Safeway(1)	Walgreens
Commonwealth Square	Folsom, CA	100%	Sacramento-Roseville-Folsom, CA	1987	141,310	100.0%	$2,658	$18.81	Raley's	N/A
Contra Loma Plaza	Antioch, CA	100%	San Francisco-Oakland-Berkeley, CA	1989 / 2022	76,816	97.3%	$1,121	$14.99	Lucky Supermarkets	N/A
Del Paso Marketplace	Sacramento, CA	100%	Sacramento-Roseville-Folsom, CA	2006 / 2016	59,796	100.0%	$1,738	$29.07	Sprouts Farmers Market	N/A
Driftwood Village	Ontario, CA	100%	Riverside-San Bernardino-Ontario, CA	1985 / 2025	95,421	100.0%	$2,126	$22.28	Food 4 Less	N/A
Foothill Park Plaza	Monrovia, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1985 / 2025	43,618	85.4%	$1,871	$50.21	Vons(1)	N/A
Herndon Place	Fresno, CA	100%	Fresno, CA	2005	95,155	98.9%	$1,730	$18.38	Save Mart Supermarkets	N/A

Phillips Edison & Company	44

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Laguna 99 Plaza	Elk Grove, CA	100%	Sacramento-Roseville-Folsom, CA	1992 / 2025	89,188	100.0%	$2,214	$24.82	Walmart Neighborhood Market	Planet Fitness
North Point Landing	Modesto, CA	100%	Modesto, CA	1964 / 2008	152,769	100.0%	$2,541	$16.63	Walmart	N/A
Plaza West Covina	West Covina, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1994	46,406	88.3%	$1,728	$42.17	N/A	Umiya Sushi & Hotpot
Quail Pointe	Fair Oaks, CA	100%	Sacramento-Roseville-Folsom, CA	1987	98,015	100.0%	$3,343	$34.11	Trader Joe's	Lamps Plus
Quartz Hill Towne Centre	Lancaster, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1991 / 2012	114,724	100.0%	$2,160	$18.83	Vons	CVS
Red Maple Village	Tracy, CA	100%	Stockton, CA	2009	97,655	100.0%	$2,722	$27.87	Raley's	N/A
Riverlakes Village	Bakersfield, CA	100%	Bakersfield, CA	1997 / 2022	94,012	97.8%	$2,127	$23.14	Vons	N/A
Rocky Ridge Town Center	Roseville, CA	100%	Sacramento-Roseville-Folsom, CA	1996 / 2015	93,337	95.5%	$3,178	$35.67	Sprouts Farmers Market	BevMo!
Shasta Crossroads	Redding, CA	100%	Redding, CA	1989 / 2023	114,453	90.5%	$2,075	$20.04	Food Maxx	N/A
Sierra Vista Plaza	Murrieta, CA	100%	Riverside-San Bernardino-Ontario, CA	1991 / 2025	80,259	96.5%	$2,168	$27.99	Stater Bros Markets(1)	Dollar Tree
Sterling Pointe Center	Lincoln, CA	100%	Sacramento-Roseville-Folsom, CA	2004 / 2017	136,020	100.0%	$3,371	$24.78	Raley's	N/A
Sunridge Plaza	Rancho Cordova, CA	100%	Sacramento-Roseville-Folsom, CA	2017	87,856	100.0%	$3,012	$34.28	Raley's	N/A
The Village at Indian Wells	Indian Wells, CA	100%	Riverside-San Bernardino-Ontario, CA	1983	105,177	77.8%	$2,157	$26.17	Sprouts Farmers Market	CVS
Town & Country Village	Sacramento, CA	100%	Sacramento-Roseville-Folsom, CA	1950 / 2025	216,131	94.6%	$4,769	$23.33	Sprouts Farmers Market; Trader Joe's	Bob's Discount Furniture; T.J. Maxx; Ross Dress for Less; Royal Flooring; Ulta
Village One Plaza	Modesto, CA	100%	Modesto, CA	2007	105,658	100.0%	$2,632	$24.91	Raley's	N/A
Vineyard Center	Templeton, CA	100%	San Luis Obispo-Paso Robles, CA	2007	21,117	93.7%	$667	$33.72	Trader Joe's	N/A
West Acres Shopping Center	Fresno, CA	100%	Fresno, CA	1990 / 2015	83,414	97.9%	$984	$12.05	Food Maxx	N/A
Windmill Marketplace	Clovis, CA	100%	Fresno, CA	2001	27,486	100.0%	$1,194	$43.44	Save Mart(1)	N/A
Arapahoe Marketplace	Greenwood Village, CO	100%	Denver-Aurora-Lakewood, CO	1977 / 2024	194,215	99.4%	$4,958	$25.69	Sprouts Farmers Market	The Tile Shop; Molly's Spirits; Kula Sport Performance; Office Depot

Phillips Edison & Company	45

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Broadlands Marketplace	Broomfield, CO	100%	Denver-Aurora-Lakewood, CO	2002	103,883	100.0%	$1,589	$15.30	Safeway	N/A
Broomfield Marketplace	Broomfield, CO	100%	Denver-Aurora-Lakewood, CO	1999 / 2025	114,800	92.9%	$1,248	$11.70	King Soopers	Ace Hardware
Fairfield Commons	Lakewood, CO	100%	Denver-Aurora-Lakewood, CO	1985 / 2014	143,276	95.5%	$2,836	$20.72	Sprouts Farmers Market	T.J. Maxx; Planet Fitness; Aaron's
Foxridge Plaza	Centennial, CO	100%	Denver-Aurora-Lakewood, CO	1983 / 2022	54,592	97.9%	$1,462	$27.34	King Soopers(1)	N/A
Golden Town Center	Golden, CO	100%	Denver-Aurora-Lakewood, CO	1993 / 2003	117,882	100.0%	$2,096	$17.78	King Soopers	N/A
Kipling Marketplace	Littleton, CO	100%	Denver-Aurora-Lakewood, CO	1983 / 2009	90,124	96.9%	$1,401	$16.04	Safeway	N/A
Meadows on the Parkway	Boulder, CO	100%	Boulder, CO	1989	208,319	94.4%	$4,205	$21.38	Safeway	Walgreens; Dollar Tree; Regus
Northpark Plaza	Westminster, CO	100%	Denver-Aurora-Lakewood, CO	2001	52,192	100.0%	$1,500	$28.74	King Soopers(1)	N/A
Nor'Wood Shopping Center	Colorado Springs, CO	100%	Colorado Springs, CO	2003 / 2025	75,242	100.0%	$1,325	$17.61	Safeway	N/A
Ridgeview Marketplace	Colorado Springs, CO	100%	Colorado Springs, CO	2003	43,169	100.0%	$1,321	$30.60	King Soopers(1)	N/A
Roxborough Marketplace	Littleton, CO	100%	Denver-Aurora-Lakewood, CO	2005 / 2024	103,639	100.0%	$1,913	$18.46	Safeway	N/A
Thompson Valley Towne Center	Loveland, CO	100%	Fort Collins, CO	1999	125,099	100.0%	$2,520	$20.14	King Soopers	Ace Hardware
Westwoods Shopping Center	Arvada, CO	100%	Denver-Aurora-Lakewood, CO	2003 / 2011	93,799	100.0%	$1,545	$16.47	King Soopers	N/A
Wheat Ridge Marketplace	Wheat Ridge, CO	100%	Denver-Aurora-Lakewood, CO	1996 / 2024	103,115	95.8%	$2,037	$20.62	Safeway	N/A
Bethel Shopping Center	Bethel, CT	100%	Bridgeport-Stamford-Norwalk, CT	2007	101,205	98.3%	$2,498	$25.12	Big Y	N/A
Everybody's Plaza	Cheshire, CT	100%	New Haven-Milford, CT	1960 / 2014	49,975	100.0%	$1,089	$21.79	Big Y	N/A
Montville Commons	Montville, CT	100%	Norwich-New London, CT	2007	116,916	98.3%	$1,872	$16.29	Stop & Shop	N/A
Stop & Shop Plaza	Enfield, CT	100%	Hartford-East Hartford-Middletown, CT	1988 / 1998	124,218	100.0%	$2,314	$18.63	Stop & Shop	N/A
Willimantic Plaza	Willimantic, CT	100%	Worcester, MA-CT	1968 / 2024	129,670	98.8%	$1,410	$11.01	BJ's Wholesale Club	Ollie's Bargain Outlet
Alico Commons	Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	2009 / 2020	100,537	97.6%	$1,868	$19.04	Publix	Non Stop Fitness
Bloomingdale Hills	Riverview, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2002 / 2012	78,442	100.0%	$870	$11.09	Walmart Neighborhood Market	N/A
Breakfast Point Marketplace	Panama City Beach, FL	100%	Panama City, FL	2009 / 2010	97,938	100.0%	$1,646	$16.81	Publix	Office Depot
Broadway Promenade	Sarasota, FL	100%	North Port-Sarasota-Bradenton, FL	2007	49,271	97.3%	$1,024	$21.37	Publix	N/A
Champions Gate Village	Davenport, FL	100%	Orlando-Kissimmee-Sanford, FL	2001	62,714	98.0%	$1,067	$17.36	Publix	N/A

Phillips Edison & Company	46

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Cocoa Commons	Cocoa, FL	100%	Palm Bay-Melbourne-Titusville, FL	1986 / 2000	90,116	97.3%	$1,345	$15.33	Publix	N/A
Colonial Promenade	Winter Haven, FL	100%	Lakeland-Winter Haven, FL	1986 / 2008	280,228	91.5%	$2,344	$9.14	Walmart	N/A
Coquina Plaza	Southwest Ranches, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1998	91,120	98.8%	$2,136	$23.71	Publix	N/A
Cross Creek Centre	Boynton Beach, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1988 / 2014	37,192	97.5%	$1,369	$37.74	N/A	N/A
Crosscreek Village	St. Cloud, FL	100%	Orlando-Kissimmee-Sanford, FL	2008 / 2019	69,660	100.0%	$1,241	$17.82	Publix	N/A
Crystal Beach Plaza	Palm Harbor, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2010	59,015	100.0%	$1,138	$19.28	Publix	N/A
Deerwood Lake Commons	Jacksonville, FL	14%	Jacksonville, FL	2003	67,528	98.3%	$1,303	$19.62	Publix	N/A
French Golden Gate	Bartow, FL	100%	Lakeland-Winter Haven, FL	1960 / 2011	140,276	99.6%	$1,996	$14.29	Publix	Bealls Outlet; Walgreens
Golden Eagle Village	Clermont, FL	100%	Orlando-Kissimmee-Sanford, FL	2011	67,951	100.0%	$1,316	$19.37	Publix	N/A
Goolsby Pointe	Riverview, FL	14%	Tampa-St. Petersburg-Clearwater, FL	2000	75,525	96.8%	$1,307	$17.87	Publix	N/A
Harbour Village	Jacksonville, FL	100%	Jacksonville, FL	2006 / 2021	113,069	95.8%	$2,154	$19.89	The Fresh Market	Crunch Fitness; Lionshare Cowork
Heath Brook Commons	Ocala, FL	100%	Ocala, FL	2002	79,590	97.2%	$1,144	$14.79	Publix	N/A
Heron Creek Towne Center	North Port, FL	100%	North Port-Sarasota-Bradenton, FL	2001	64,664	100.0%	$959	$14.83	Publix	N/A
Island Walk Shopping Center	Fernandina Beach, FL	100%	Jacksonville, FL	1987 / 2012	212,545	98.6%	$2,167	$10.34	Publix	Bealls; Bealls Outlet; Gretchen's Hallmark Shop; Staples
Kings Crossing	Sun City Center, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2000 / 2018	75,020	98.4%	$1,344	$18.21	Publix	N/A
Lake Washington Crossing	Melbourne, FL	100%	Palm Bay-Melbourne-Titusville, FL	1987 / 2023	122,912	95.4%	$2,345	$20.01	Publix	BPC Plasma
Lakewood Plaza	Spring Hill, FL	14%	Tampa-St. Petersburg-Clearwater, FL	1993 / 1997	106,999	98.9%	$1,717	$16.23	Publix	Boot Barn Western and Work Wear
Lutz Lake Crossing	Lutz, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2002	64,986	100.0%	$1,117	$17.19	Publix	N/A

Phillips Edison & Company	47

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
MetroWest Village	Orlando, FL	100%	Orlando-Kissimmee-Sanford, FL	1990 / 2025	106,689	100.0%	$2,677	$25.09	Publix	N/A
Oak Grove Shoppes	Altamonte Springs, FL	20%	Orlando-Kissimmee-Sanford, FL	1983 / 2023	142,257	99.2%	$3,027	$21.46	Publix	Marshalls; O2B Kids; Salons by JC
Oakhurst Plaza	Seminole, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1974 / 2001	51,502	96.4%	$706	$14.23	Publix	N/A
Ocean Breeze Plaza	Ocean Breeze, FL	100%	Port St. Lucie, FL	1993 / 2010	96,192	97.5%	$1,830	$19.51	Publix	RISE Center IRC
Orange Grove Shopping Center	North Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	1999	68,865	96.3%	$892	$13.45	Publix	N/A
Ormond Beach Mall	Ormond Beach, FL	100%	Deltona-Daytona Beach-Ormond Beach, FL	1967 / 2018	102,862	100.0%	$1,399	$13.60	Publix	Bealls Outlet; Made New; Dollar Tree
Park Place Plaza	Port Orange, FL	100%	Deltona-Daytona Beach-Ormond Beach, FL	1984 / 2012	87,050	97.2%	$1,213	$14.34	N/A	Bealls
Parsons Village	Seffner, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1983 / 1994	78,041	84.6%	$1,054	$15.97	Winn-Dixie(1)	City Buffet
Publix at Northridge	Sarasota, FL	14%	North Port-Sarasota-Bradenton, FL	2003	65,320	100.0%	$1,361	$20.84	Publix	N/A
Publix at Seven Hills	Spring Hill, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1991 / 2026	72,217	100.0%	$1,563	$21.64	Publix	N/A
Publix at St. Cloud	St. Cloud, FL	14%	Orlando-Kissimmee-Sanford, FL	2003	78,779	100.0%	$1,389	$17.63	Publix	N/A
Rockledge Square	Rockledge, FL	100%	Palm Bay-Melbourne-Titusville, FL	1985 / 2022	78,879	100.0%	$1,411	$17.89	Publix	Health First Medical Group
Sanibel Beach Place	Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	2003 / 2022	74,286	96.3%	$999	$13.96	Publix	N/A
Shoppes at Avalon	Spring Hill, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2009 / 2022	62,786	96.6%	$1,029	$16.96	Publix	N/A
Shoppes at Glen Lakes	Weeki Wachee, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2008	66,601	96.8%	$1,026	$15.91	Publix	N/A
Shoppes at Lake Mary	Lake Mary, FL	100%	Orlando-Kissimmee-Sanford, FL	2000 / 2024	74,234	100.0%	$2,181	$29.38	Publix(1)	HomeSense
Shoppes of Lake Village	Leesburg, FL	100%	Orlando-Kissimmee-Sanford, FL	1987 / 2021	136,783	100.0%	$2,517	$18.40	Publix	Sproutfitters
Shoppes of Paradise Lakes	Miami, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1999	83,555	100.0%	$1,536	$18.38	Publix	N/A

Phillips Edison & Company	48

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Shops at Sunset Lakes	Miramar, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1999	70,274	100.0%	$1,172	$16.68	Publix	N/A
Springs Plaza	Bonita Springs, FL	20%	Cape Coral-Fort Myers, FL	1983 / 2015	195,353	99.5%	$2,997	$15.42	ALDI	Athletica Health & Fitness; Ollie's Bargain Outlet; Ross Dress for Less; Harbor Freight Tools
St. Charles Plaza	Davenport, FL	100%	Lakeland-Winter Haven, FL	2007 / 2011	65,000	100.0%	$1,206	$18.55	Publix	N/A
St. Johns Plaza	Titusville, FL	14%	Palm Bay-Melbourne-Titusville, FL	1985 / 2025	130,041	93.1%	$1,651	$13.63	Publix	Bealls Outlet; Dollar Tree
The Oaks	Hudson, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1981 / 2025	177,180	99.2%	$2,364	$13.46	MD Oriental Market	EoS Fitness; Bealls; Ross Dress for Less; Five Below; Dollar Tree
Town Center at Jensen Beach	Jensen Beach, FL	100%	Port St. Lucie, FL	2000	108,826	100.0%	$1,720	$15.81	Publix	Home School and Virtual Learning Co-Op
Towne Centre at Wesley Chapel	Wesley Chapel, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2000	69,425	100.0%	$1,182	$17.03	Winn-Dixie	N/A
Valrico Commons	Valrico, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1986 / 2021	137,316	100.0%	$2,460	$17.91	Publix	Ross Dress for Less; Five Below
Vineyard Shopping Center	Tallahassee, FL	100%	Tallahassee, FL	2002	62,671	100.0%	$861	$13.74	Publix	N/A
West Creek Commons	Coconut Creek, FL	14%	Miami-Fort Lauderdale-Pompano Beach, FL	2003	58,537	100.0%	$1,013	$17.31	Publix	N/A
West Creek Plaza	Coconut Creek, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	2006 / 2013	37,616	92.3%	$1,043	$30.02	Publix(1)	N/A
Windover Square	Melbourne, FL	100%	Palm Bay-Melbourne-Titusville, FL	1984 / 2010	81,516	100.0%	$1,390	$17.05	Publix	Dollar Tree
Winter Springs Town Center	Winter Springs, FL	14%	Orlando-Kissimmee-Sanford, FL	2002	117,970	84.0%	$1,930	$19.48	Publix	N/A
Bartow Marketplace	Cartersville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1995 / 2025	382,050	100.0%	$3,184	$8.33	Walmart	Lowe's
Bethany Village	Alpharetta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2001	81,674	100.0%	$1,344	$16.46	Publix	N/A
Butler Creek	Acworth, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1989 / 2021	101,597	97.2%	$1,558	$15.77	Kroger	N/A

Phillips Edison & Company	49

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Dean Taylor Crossing	Suwanee, GA	14%	Atlanta-Sandy Springs-Alpharetta, GA	2000	92,318	100.0%	$1,416	$15.34	Kroger	N/A
Evans Towne Centre	Evans, GA	100%	Augusta-Richmond County, GA-SC	1995 / 2017	75,668	100.0%	$1,230	$16.26	Publix	N/A
Everson Pointe	Snellville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1999	81,428	100.0%	$1,225	$15.04	Kroger	N/A
Fairview Oaks	Ellenwood, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	77,052	96.2%	$1,022	$13.78	Kroger	N/A
Flynn Crossing	Alpharetta, GA	14%	Atlanta-Sandy Springs-Alpharetta, GA	2004	95,002	96.4%	$2,010	$21.95	Publix	N/A
Grassland Crossing	Alpharetta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	90,906	96.8%	$1,045	$11.87	Kroger	N/A
Grayson Village	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2002 / 2019	87,155	100.0%	$1,408	$16.16	Publix	N/A
Hamilton Mill Village	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2016	88,710	100.0%	$1,469	$16.56	Publix	N/A
Hamilton Ridge	Buford, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2002 / 2024	96,941	98.6%	$1,658	$17.35	Kroger	N/A
Hickory Flat Commons	Canton, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008 / 2020	113,995	100.0%	$1,648	$14.46	Kroger	N/A
Loganville Crossing	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008	149,133	100.0%	$2,544	$17.06	Kroger	N/A
Loganville Town Center	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997 / 2023	84,978	100.0%	$1,489	$17.52	Publix	N/A
Mableton Crossing	Mableton, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	86,819	100.0%	$1,283	$14.78	Kroger	N/A
Macland Pointe	Marietta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1992	79,699	92.1%	$937	$12.77	Publix	N/A
Mansell Village	Roswell, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2003 / 2013	89,688	100.0%	$1,403	$15.64	Kroger	N/A
Market Walk	Savannah, GA	100%	Savannah, GA	2014 / 2022	263,829	99.3%	$4,015	$15.32	Kroger	Dick's Sporting Goods; Guitar Center; West Marine
Mountain Crossing	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	93,396	98.9%	$1,327	$14.37	Kroger	N/A

Phillips Edison & Company	50

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Mountain Park Plaza	Roswell, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1988 / 2003	80,511	100.0%	$1,219	$15.14	Publix	N/A
Old Alabama Square	Johns Creek, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	102,867	100.0%	$2,601	$25.29	The Fresh Market	Walgreens
Paradise Crossing	Lithia Springs, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,470	100.0%	$1,050	$15.56	Publix	N/A
Richmond Plaza	Augusta, GA	14%	Augusta-Richmond County, GA-SC	1979 / 2026	174,585	89.5%	$2,006	$12.84	N/A	Ashley HomeStore and Ashley Outlet; EVOX Fitness; Harbor Freight Tools; Chuck E. Cheese; Chow Time Buffet & Grill
Rivermont Station	Johns Creek, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2022	128,308	96.4%	$2,110	$17.05	Kroger	Kids Empire
Shiloh Square Shopping Center	Kennesaw, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2003	136,920	91.0%	$1,801	$14.45	Kroger	ATL Fitness 24/7
Shops at Butler Crossing	Kennesaw, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	56,910	91.2%	$928	$17.88	N/A	Planet Fitness
Shops at Westridge	McDonough, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2006 / 2020	72,420	98.1%	$1,325	$18.66	Publix	N/A
Southampton Village	Tyrone, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2003 / 2024	80,988	98.5%	$1,214	$15.22	Publix	N/A
Spivey Junction	Stockbridge, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1998	81,475	98.6%	$1,151	$14.33	Kroger	N/A
The Shops at Hamilton Mill	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2004	43,518	100.0%	$1,047	$23.41	N/A	N/A
Village At Glynn Place	Brunswick, GA	100%	Brunswick, GA	1992 / 2009	123,437	97.1%	$1,665	$13.89	Publix	Goodwill
Villages at Eagles Landing	Stockbridge, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1995	67,019	96.4%	$947	$14.66	Publix	N/A
Village Shoppes at Windermere	Suwanee, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008	73,352	98.1%	$1,547	$21.50	Publix	N/A
CitiCentre Plaza	Carroll, IA	100%	Carroll, IA	1991 / 2018	63,518	95.3%	$517	$8.54	Hy-Vee	N/A
Duck Creek Plaza	Bettendorf, IA	100%	Davenport-Moline-Rock Island, IA-IL	2005 / 2023	134,379	93.8%	$1,365	$10.82	N/A	Malibu Jack's
Southgate Shopping Center	Des Moines, IA	100%	Des Moines-West Des Moines, IA	1972 / 2014	161,792	96.9%	$987	$6.29	Hy-Vee	Planet Fitness; Jay's CD & Hobby; BioLife Plasma Services; Dollar General

Phillips Edison & Company	51

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Baker Hill	Glen Ellyn, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1998 / 2018	135,355	100.0%	$2,402	$17.75	Pete's Fresh Market	N/A
Brentwood Commons	Bensenville, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1981 / 2015	125,497	97.4%	$1,823	$14.92	Jewel-Osco	Dollar Tree
Burbank Plaza	Burbank, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1972 / 2018	99,395	100.0%	$1,225	$12.32	Jewel-Osco	dd's Discounts
College Plaza	Normal, IL	100%	Bloomington, IL	1983 / 2018	177,741	100.0%	$2,437	$13.71	N/A	Ross Dress for Less; Office Depot; Michaels; Shoe Carnival; Sierra; Boot Barn; Petco; Daiso
Glenbrook Marketplace	Glenview, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1992 / 2014	47,832	100.0%	$1,238	$25.88	N/A	N/A
Heritage Plaza	Carol Stream, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1988 / 2018	128,870	100.0%	$2,010	$15.60	Jewel-Osco	Charter Fitness
Hilander Village	Roscoe, IL	100%	Rockford, IL	1994 / 2022	120,694	96.7%	$1,255	$10.75	Schnucks	N/A
Hoffman Village	Hoffman Estates, IL	14%	Chicago-Naperville-Elgin, IL-IN-WI	1987 / 2021	159,708	100.0%	$3,090	$19.35	Mariano's	Goodwill
Lemont Plaza	Lemont, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1983 / 2025	119,013	100.0%	$1,574	$13.23	Pete's Fresh Market	Goodwill; NAPA Auto Parts; Ace Hardware; Dollar Tree
Maple View	Grayslake, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1999	114,668	100.0%	$2,243	$19.56	Jewel-Osco	N/A
Naperville Crossings	Naperville, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2007 / 2021	151,203	100.0%	$4,877	$32.25	ALDI	N/A
Oak Mill Plaza	Niles, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1977 / 2023	164,872	96.7%	$2,713	$17.03	Jewel-Osco	N/A
Rolling Meadows Shopping Center	Rolling Meadows, IL	14%	Chicago-Naperville-Elgin, IL-IN-WI	2010 / 2016	130,310	100.0%	$1,586	$12.17	Jewel-Osco	Northwest Community Hospital; Dollar Tree
Savoy Plaza	Savoy, IL	100%	Champaign-Urbana, IL	1999 / 2025	140,624	97.0%	$1,877	$13.76	Schnucks	Goodwill; Planet Fitness
Shorewood Crossing	Shorewood, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2001 / 2020	173,981	100.0%	$2,711	$15.58	Mariano's	Marshalls; Staples; Petco
The Shoppes at Windmill Place	Batavia, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1991 / 2022	124,576	94.8%	$2,043	$17.30	Jewel-Osco	N/A
Dyer Town Center	Dyer, IN	100%	Chicago-Naperville-Elgin, IL-IN-WI	2004 / 2005	102,415	100.0%	$2,090	$20.41	Jewel-Osco	N/A

Phillips Edison & Company	52

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Lafayette Square	Lafayette, IN	100%	Lafayette-West Lafayette, IN	1963 / 2025	249,956	87.6%	$1,645	$7.51	N/A	Rural King Supply; Fun City Adventure Park; Dollar Tree; Harvest Chapel
Riverplace Centre	Noblesville, IN	100%	Indianapolis-Carmel-Anderson, IN	1992 / 2020	74,189	95.7%	$801	$11.28	Kroger	N/A
The Village Shopping Center	Mooresville, IN	100%	Indianapolis-Carmel-Anderson, IN	1965 / 2024	156,102	100.0%	$1,364	$8.74	Kroger	Black Friday - The Shopping Network; Goodwill; Mooresville Mattress; Player's Performance Factory
Town & Country Shopping Center	Noblesville, IN	100%	Indianapolis-Carmel-Anderson, IN	1998 / 2023	249,833	99.4%	$1,984	$7.99	Walmart	Planet Fitness; Dollar Tree
Falcon Valley	Lenexa, KS	100%	Kansas City, MO-KS	2008 / 2009	76,784	100.0%	$1,065	$13.87	Price Chopper	N/A
Quivira Crossings	Overland Park, KS	100%	Kansas City, MO-KS	1996 / 2025	123,908	100.0%	$1,880	$15.17	Price Chopper	N/A
Wyandotte Plaza	Kansas City, KS	100%	Kansas City, MO-KS	1961 / 2015	173,757	100.0%	$2,182	$12.56	Price Chopper	Marshalls; PetSmart; Dollar Tree
Central Station	Louisville, KY	100%	Louisville/Jefferson County, KY-IN	2005 / 2018	152,463	94.5%	$1,590	$11.03	Kroger	Planet Fitness
Chinoe Center	Lexington, KY	100%	Lexington-Fayette, KY	1984 / 2023	111,781	93.8%	$1,389	$13.25	Kroger	Exceptional Living Centers
Meadowthorpe Manor Shoppes	Lexington, KY	100%	Lexington-Fayette, KY	1989 / 2022	117,126	100.0%	$1,301	$11.11	Kroger	N/A
Town Fair Center	Louisville, KY	100%	Louisville/Jefferson County, KY-IN	1988 / 2019	234,291	100.0%	$2,819	$12.03	N/A	Malibu Jack's; Staples; Michaels; Petco; Five Below
Atlantic Plaza	North Reading, MA	100%	Boston-Cambridge-Newton, MA-NH	1959 / 2014	126,384	100.0%	$2,560	$20.26	Stop & Shop	Cowabungas; One Stop Liquors
Carriagetown Marketplace	Amesbury, MA	100%	Boston-Cambridge-Newton, MA-NH	2000	96,472	100.0%	$1,916	$19.86	Stop & Shop	N/A
Cushing Plaza	Cohasset, MA	14%	Boston-Cambridge-Newton, MA-NH	1997 / 2000	71,210	100.0%	$1,423	$19.98	Shaw's Supermarket	Walgreens
Five Town Plaza	Springfield, MA	100%	Springfield, MA	1970 / 2025	327,303	99.4%	$4,689	$14.41	Big Y	Burlington; Ollie's Bargain Outlet; Best Fitness
Northwoods Crossing	Taunton, MA	100%	Providence-Warwick, RI-MA	2003 / 2022	158,978	100.0%	$2,193	$13.79	BJ's Wholesale Club	Tractor Supply; Dollar Tree
Shaw's Plaza Easton	Easton, MA	100%	Providence-Warwick, RI-MA	1984 / 2024	107,248	100.0%	$1,666	$15.53	Shaw's Supermarket	Planet Fitness
Shaw's Plaza Hanover	Hanover, MA	100%	Boston-Cambridge-Newton, MA-NH	1994 / 2000	57,181	100.0%	$860	$15.04	Shaw's Supermarket	N/A
Shaw's Plaza Raynham	Raynham, MA	100%	Providence-Warwick, RI-MA	1965 / 2022	177,324	100.0%	$2,829	$15.95	Shaw's Supermarket	Marshalls; PetSmart; CVS

Phillips Edison & Company	53

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Sudbury Crossing	Sudbury, MA	100%	Boston-Cambridge-Newton, MA-NH	1984 / 2021	89,952	100.0%	$1,742	$19.37	Sudbury Farms(1)	T.J. Maxx; The Goddard School; Dollar Tree
Bel Air Town Center	Bel Air, MD	100%	Baltimore-Columbia-Towson, MD	1990	77,817	92.3%	$1,906	$26.55	N/A	N/A
Burwood Village Center	Glen Burnie, MD	100%	Baltimore-Columbia-Towson, MD	1971 / 2002	101,144	100.0%	$1,966	$19.44	Food Lion	Dollar General; CVS
Collington Plaza	Bowie, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	1996	121,932	46.8%	$1,924	$33.73	N/A	N/A
LaPlata Plaza	La Plata, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2003 / 2019	123,561	97.6%	$2,834	$23.51	Safeway	Petco
Rosewick Crossing	La Plata, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2008	116,057	99.0%	$2,582	$22.48	Giant	N/A
Bear Creek Plaza	Petoskey, MI	100%	N/A	1998 / 2024	311,933	100.0%	$1,815	$5.82	Walmart	Marshalls; OfficeMax; HomeGoods; Five Below
Cherry Hill Marketplace	Westland, MI	100%	Detroit-Warren-Dearborn, MI	1992 / 2017	120,568	97.1%	$1,514	$12.93	Kroger	Ace Hardware; CVS
Livonia Plaza	Livonia, MI	100%	Detroit-Warren-Dearborn, MI	1988 / 2014	137,205	79.0%	$1,589	$14.66	Kroger	N/A
Milan Plaza	Milan, MI	100%	Ann Arbor, MI	1960 / 2018	61,357	93.5%	$369	$6.43	Kroger	Ace Hardware
Orchard Square	Washington Township, MI	100%	Detroit-Warren-Dearborn, MI	1999 / 2011	92,450	100.0%	$1,391	$15.05	Kroger	N/A
Albertville Crossing	Albertville, MN	14%	Minneapolis-St. Paul-Bloomington, MN-WI	2002 / 2018	99,013	98.9%	$1,497	$15.28	Coborn's	N/A
Apache Shoppes	Rochester, MN	100%	Rochester, MN	2005 / 2025	57,491	100.0%	$940	$16.35	Trader Joe's	Sierra
Cahill Plaza	Inver Grove Heights, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1995 / 2020	69,000	100.0%	$782	$11.33	Cub Foods	N/A
Centennial Lakes Plaza	Edina, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1989 / 2022	193,764	98.7%	$4,710	$24.62	Whole Foods Market	HomeGoods; La-Z-Boy Furniture Galleries; Office Depot; JUUT SalonSpa
Chaska Commons	Chaska, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2006	155,543	99.2%	$3,271	$21.19	Cub Foods	Petco
Crossroads of Shakopee	Shakopee, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1998	140,949	99.1%	$2,302	$16.48	Cub Foods	N/A
Hastings Marketplace	Hastings, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2002	97,535	100.0%	$1,403	$14.38	Cub Foods	N/A

Phillips Edison & Company	54

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
New Prague Commons	New Prague, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2008 / 2019	73,415	98.4%	$1,194	$16.53	Coborn's	N/A
Normandale Village	Bloomington, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1973 / 2017	140,400	87.2%	$1,884	$15.38	Lunds & Byerlys	N/A
Northstar Marketplace	Ramsey, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2004 / 2025	103,418	96.7%	$1,821	$18.22	Coborn's	N/A
Prairieview Center	Eden Prairie, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1986 / 2018	118,171	100.0%	$1,834	$15.52	Lunds & Byerlys	N/A
Rue de France	Edina, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1973 / 2026	62,127	100.0%	$2,216	$35.67	N/A	Ethan Allen
Savage Town Square	Savage, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2003	87,181	100.0%	$1,408	$16.15	Cub Foods	N/A
Waterford Park Plaza	Plymouth, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1989 / 2023	127,504	95.9%	$1,699	$13.90	Cub Foods	Dollar Tree
West Village Center	Chanhassen, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1994 / 2021	141,372	98.7%	$2,553	$18.30	Lunds & Byerlys	OfficeMax
Des Peres Corners	Des Peres, MO	20%	St. Louis, MO-IL	2009	120,673	90.9%	$3,161	$28.83	Schnucks	N/A
South Oaks Plaza	St. Louis, MO	100%	St. Louis, MO-IL	1969 / 2021	112,300	83.7%	$725	$7.71	N/A	Kloss Furniture; Walgreens
Southfield Center	St. Louis, MO	100%	St. Louis, MO-IL	1987 / 2021	109,397	95.1%	$1,641	$15.78	Schnucks	N/A
Chapel Hill North Center	Chapel Hill, NC	100%	Durham-Chapel Hill, NC	1998	96,290	100.0%	$1,761	$18.29	Harris Teeter	N/A
Crossroads Plaza	Asheboro, NC	100%	Greensboro-High Point, NC	1984 / 2016	51,440	100.0%	$472	$9.18	Food Lion	N/A
Cureton Town Center	Waxhaw, NC	100%	Charlotte-Concord-Gastonia, NC-SC	2006 / 2025	101,977	100.0%	$2,181	$21.39	Harris Teeter	N/A
Edgecombe Square	Tarboro, NC	100%	Rocky Mount, NC	1990 / 2013	81,070	100.0%	$514	$6.34	Food Lion	Farmers Home Furniture
Hampton Pointe	Hillsborough, NC	100%	Durham-Chapel Hill, NC	2005	38,133	97.1%	$945	$25.53	Walmart(1)	N/A
Harrison Pointe	Cary, NC	14%	Raleigh-Cary, NC	2002 / 2024	136,447	100.0%	$2,463	$18.05	Harris Teeter	Altitude Trampoline Park
Lumina Commons	Wilmington, NC	100%	Wilmington, NC	1974 / 2007	80,772	100.0%	$1,467	$18.16	Harris Teeter	N/A
New Bern Plaza	Raleigh, NC	31%	Raleigh-Cary, NC	2005	58,745	94.5%	$1,299	$23.40	Walmart(1)	N/A
Northside Plaza	Clinton, NC	100%	N/A	1982 / 2015	79,865	95.0%	$689	$9.08	Food Lion	Farmers Home Furniture
The Shoppes at Ardrey Kell	Charlotte, NC	14%	Charlotte-Concord-Gastonia, NC-SC	2008	82,119	100.0%	$1,669	$20.32	Harris Teeter	N/A
Tramway Crossing	Sanford, NC	100%	Sanford, NC	1996	62,382	97.8%	$852	$13.97	Food Lion	N/A

Phillips Edison & Company	55

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Windsor Center	Dallas, NC	100%	Charlotte-Concord-Gastonia, NC-SC	1974 / 2015	81,423	93.8%	$782	$10.24	N/A	Southern States Cooperative; Kintegra Health; Workout Anytime
Plaza 23	Pompton Plains, NJ	100%	New York-Newark-Jersey City, NY-NJ-PA	1963 / 2025	169,478	100.0%	$4,479	$26.43	Stop & Shop	T.J. Maxx; HomeGoods
Coronado Center	Santa Fe, NM	100%	Santa Fe, NM	1964 / 2023	116,005	91.2%	$2,132	$20.16	Trader Joe's	New Mexico Bike N Sport; Empire Sushi Buffet; Dollar Tree
Plaza Farmington	Farmington, NM	100%	Farmington, NM	2004	138,955	100.0%	$1,453	$10.46	Safeway	T.J. Maxx; Best Buy; Petco
Crossroads Towne Center	North Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	2007 / 2021	148,719	97.0%	$4,744	$32.90	Walmart(1)	Planet Fitness; Oasis Jiu Jitsu; Salon Boutique
Green Valley Plaza	Henderson, NV	100%	Las Vegas-Henderson-Paradise, NV	1978 / 1982	89,332	98.0%	$2,256	$25.77	Trader Joe's	Dollar Tree; Big 5 Sporting Goods
Rainbow Plaza	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	1989 / 2022	144,845	95.7%	$2,588	$18.67	Albertsons	Ross Dress for Less
Southwest Marketplace	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	2008 / 2022	167,793	100.0%	$3,992	$23.79	Smith's	EoS Fitness
Sprouts Plaza	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	1995 / 2022	112,580	100.0%	$2,438	$21.66	Sprouts Farmers Market	Goodwill; Uptown Jungle
University Plaza	Amherst, NY	100%	Buffalo-Cheektowaga, NY	1980 / 2020	163,355	84.7%	$1,718	$12.42	Tops Markets	Amherst Theatre; DaVita Dialysis
Beavercreek Towne Center	Beavercreek, OH	100%	Dayton-Kettering, OH	1994 / 2019	366,416	100.0%	$4,005	$10.93	Fresh Thyme	Lowe's; Kohl's; Ashley Furniture HomeStore; T.J. Maxx; Sierra; Shoe Carnival and Shoe Station
East Side Square	Springfield, OH	100%	Springfield, OH	2007	8,400	100.0%	$178	$21.19	Walmart(1)	N/A
Fairfield Crossing	Beavercreek, OH	100%	Dayton-Kettering, OH	1994	71,170	100.0%	$1,580	$22.20	Walmart(1)	Office Depot; Pet Supplies Plus
Fairlawn Town Centre	Fairlawn, OH	100%	Akron, OH	1962 / 2025	342,435	99.0%	$5,034	$14.85	Giant Eagle; Marc's	U.S. Post Office; Ashley Furniture HomeStore; HomeGoods; Lucky Shoes; Get Fit 24/7; Chuck E. Cheese; Pet Supplies Plus
Flag City Station	Findlay, OH	100%	Findlay, OH	1992 / 2020	250,449	100.0%	$1,539	$6.14	Walmart	T.J. Maxx; PetSmart
Forest Park Square	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1988 / 2018	92,824	97.2%	$1,032	$11.44	Kroger	N/A
Georgesville Square	Columbus, OH	14%	Columbus, OH	1996 / 2017	270,046	100.0%	$2,654	$9.83	Kroger	Lowe's; Nationwide Children's Hospital

Phillips Edison & Company	56

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Glenwood Crossing	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1999 / 2015	101,021	98.5%	$799	$8.03	Kroger	Dollar Tree
Goshen Station	Goshen, OH	100%	Cincinnati, OH-KY-IN	1973 / 2003	53,802	97.0%	$579	$11.09	Kroger	N/A
Harpers Station	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1994 / 2025	229,060	77.2%	$2,794	$15.81	Fresh Thyme	The Collective Boutiques; T.J. Maxx; HomeGoods
Hartville Centre	Hartville, OH	100%	Canton-Massillon, OH	1988 / 2008	124,258	100.0%	$1,397	$11.24	Giant Eagle	Aultman Medical
Harvest Plaza	Akron, OH	100%	Akron, OH	1974 / 2015	75,866	100.0%	$780	$10.28	Giant Eagle	N/A
Lakewood City Center	Lakewood, OH	100%	Cleveland-Elyria, OH	1991 / 2011	67,280	100.0%	$1,234	$18.34	Marc's	Pet Supplies Plus
Oak Creek Center	Lewis Center, OH	100%	Columbus, OH	2000	104,124	97.9%	$1,867	$18.31	N/A	N/A
Sheffield Crossing	Sheffield Village, OH	100%	Cleveland-Elyria, OH	1989 / 2024	110,688	98.9%	$1,617	$14.77	Giant Eagle	N/A
Shoregate Town Center	Willowick, OH	100%	Cleveland-Elyria, OH	1958 / 2025	289,431	95.9%	$2,659	$9.58	Giant Eagle; Marc's	Goodwill; Planet Fitness; Ace Hardware; Aaron's; Dollar General; Pet Supplies Plus
Sidney Towne Center	Sidney, OH	100%	Sidney, OH	1981 / 2007	115,776	100.0%	$647	$5.59	Kroger	N/A
Snow View Plaza	Parma, OH	100%	Cleveland-Elyria, OH	1981 / 2023	101,450	89.7%	$1,244	$13.68	Giant Eagle	N/A
Sulphur Grove	Huber Heights, OH	100%	Dayton-Kettering, OH	2004	19,570	87.7%	$294	$17.12	Walmart(1)	N/A
Trader Joe's Center	Dublin, OH	100%	Columbus, OH	1986	75,506	95.1%	$1,484	$20.67	Trader Joe's	N/A
Westgate Shopping Center	Fairview Park, OH	100%	Cleveland-Elyria, OH	2007 / 2023	216,543	98.5%	$4,617	$21.65	Target(1)	Planet Fitness; Petco; Books-A-Million
East Burnside Plaza	Portland, OR	100%	Portland-Vancouver-Hillsboro, OR-WA	1955 / 1999	38,363	100.0%	$823	$21.45	Quality Food Centers	N/A
Hilfiker Shopping Center	Salem, OR	100%	Salem, OR	1984 / 2024	38,667	100.0%	$778	$20.12	Trader Joe's	Petco; Ulta
Sunset Shopping Center	Corvallis, OR	100%	Corvallis, OR	1998 / 2023	166,873	97.2%	$2,631	$16.22	Safeway	BI-MART; Personal Touch Car Wash
Edgewood Towne Center	Edgewood, PA	100%	Pittsburgh, PA	1990 / 2021	342,610	100.0%	$4,576	$13.36	Giant Eagle	Giant Eagle; Planet Fitness; Aaron's; BioLife Plasma Services; Citi Trends; Fox Beauty Supply
Fairview Plaza	New Cumberland, PA	100%	York-Hanover, PA	1992 / 1999	71,979	100.0%	$1,031	$14.32	Giant	N/A
Northtowne Square	Gibsonia, PA	14%	Pittsburgh, PA	1993 / 2003	113,372	96.9%	$1,087	$9.89	Giant Eagle	N/A
Palmer Town Center	Easton, PA	100%	Allentown-Bethlehem-Easton, PA-NJ	2005	153,020	100.0%	$3,003	$19.62	Giant	Marshalls

Phillips Edison & Company	57

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Townfair Center	Indiana, PA	100%	Indiana, PA	1995 / 2016	218,610	100.0%	$2,190	$10.02	Giant Eagle	Lowe's; Michaels
Yorktown Centre	Millcreek Township, PA	100%	Erie, PA	1989 / 2020	198,418	98.0%	$2,303	$11.85	Giant Eagle	Saint Vincent Hospital; A Bridge to Independence
Centerpoint	Easley, SC	100%	Greenville-Anderson, SC	2002	72,287	100.0%	$1,017	$14.07	Publix	N/A
Hampton Village	Taylors, SC	100%	Greenville-Anderson, SC	1959 / 2019	133,688	98.2%	$1,947	$14.83	Publix	Burkes Outlet
Irmo Station	Irmo, SC	100%	Columbia, SC	1980 / 2026	99,440	95.2%	$1,372	$14.50	Kroger	Pet Supplies Plus
Murray Landing	Columbia, SC	100%	Columbia, SC	2003 / 2016	75,714	100.0%	$1,380	$18.23	Publix	N/A
North Pointe Plaza	North Charleston, SC	100%	Charleston-North Charleston, SC	1989 / 2024	373,520	99.7%	$3,056	$8.20	Walmart	Carpet To Go Flooring; FIT Life Health Clubs; Dollar Tree; Atlantic Bedding & Furniture; Petco; City Gear
Palmetto Pavilion	North Charleston, SC	100%	Charleston-North Charleston, SC	2003	66,428	100.0%	$1,073	$16.15	Publix	N/A
Stockbridge Commons	Fort Mill, SC	14%	Charlotte-Concord-Gastonia, NC-SC	2003 / 2012	99,473	100.0%	$1,967	$19.77	Harris Teeter	N/A
Summerville Galleria	Summerville, SC	100%	Charleston-North Charleston, SC	1989 / 2014	106,391	96.8%	$1,630	$15.83	Food Lion	N/A
The Fresh Market Commons	Pawleys Island, SC	100%	Georgetown, SC	2011 / 2014	32,325	100.0%	$739	$22.86	The Fresh Market	N/A
Village at Sandhill	Columbia, SC	31%	Columbia, SC	2006 / 2025	117,257	95.8%	$1,966	$17.51	Lowes Foods	N/A
Hamilton Village	Chattanooga, TN	100%	Chattanooga, TN-GA	1989 / 2021	429,325	99.3%	$3,785	$8.88	ALDI; Walmart	Urban Air Adventure Park; Gabe's; Southeast Pickleball Partners; Savers; Boot Barn
Hickory Plaza	Nashville, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	1974 / 2020	72,136	100.0%	$944	$13.09	Kroger	N/A
Lynnwood Place	Jackson, TN	100%	Jackson, TN	1986 / 2013	96,613	83.5%	$896	$11.10	Kroger	N/A
Providence Commons	Mt. Juliet, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	2009 / 2024	110,137	100.0%	$2,106	$19.12	Publix	Five Below
Willowbrook Commons	Nashville, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	93,600	97.0%	$1,096	$12.07	Kroger	N/A
Cinco Ranch at Market Center	Katy, TX	100%	Houston-The Woodlands-Sugar Land, TX	2007 / 2023	104,794	98.7%	$2,409	$23.30	Super Target(1)	HomeGoods; Michaels; OfficeMax
Coppell Market Center	Coppell, TX	100%	Dallas-Fort Worth-Arlington, TX	2008	90,225	100.0%	$1,471	$16.30	Market Street	N/A

Phillips Edison & Company	58

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Creekside Park Village	The Woodlands Township, TX	100%	Houston-The Woodlands-Sugar Land, TX	2014	74,641	98.4%	$2,864	$38.95	H-E-B(1)	N/A
Firethorne Plaza	Katy, TX	100%	Houston-The Woodlands-Sugar Land, TX	2014	29,986	100.0%	$984	$32.82	N/A	N/A
Hickory Creek Plaza	Denton, TX	100%	Dallas-Fort Worth-Arlington, TX	2007	28,421	100.0%	$851	$29.94	Kroger(1)	N/A
Kleinwood Center	Spring, TX	100%	Houston-The Woodlands-Sugar Land, TX	2003	152,900	95.9%	$3,307	$22.55	H-E-B	N/A
Lake Pointe Market	Rowlett, TX	100%	Dallas-Fort Worth-Arlington, TX	2002	40,608	100.0%	$1,199	$29.53	Tom Thumb(1)	N/A
Lakeland Village Center	Cypress, TX	100%	Houston-The Woodlands-Sugar Land, TX	2016	83,542	97.6%	$2,326	$28.53	N/A	CVS
Mansfield Market Center	Mansfield, TX	100%	Dallas-Fort Worth-Arlington, TX	2015	55,353	100.0%	$1,523	$27.51	Sprouts Farmers Market	N/A
Market at Cross Creek Ranch	Fulshear, TX	100%	Houston-The Woodlands-Sugar Land, TX	2017	59,760	100.0%	$2,242	$37.52	H-E-B(1)	N/A
Mayfair Village	Hurst, TX	100%	Dallas-Fort Worth-Arlington, TX	1981 / 2025	230,916	93.0%	$2,852	$13.29	Tom Thumb	Ollie's Bargain Outlet; Up and Air Trampoline and Adventure Park; Planet Fitness
McKinney Market Street	Mckinney, TX	100%	Dallas-Fort Worth-Arlington, TX	2003 / 2019	97,486	100.0%	$2,209	$22.66	Market Street	N/A
Memorial at Kirkwood	Houston, TX	100%	Houston-The Woodlands-Sugar Land, TX	1979 / 2025	104,887	100.0%	$2,449	$23.35	N/A	Dollar Tree
Murphy Marketplace	Murphy, TX	100%	Dallas-Fort Worth-Arlington, TX	2008 / 2025	227,237	95.1%	$5,619	$26.00	Sprouts Farmers Market	EoS Fitness; Michaels
Oak Meadows Marketplace	Georgetown, TX	100%	Austin-Round Rock-Georgetown, TX	2018	78,841	100.0%	$1,623	$20.59	Randalls	N/A
Plano Market Street	Plano, TX	100%	Dallas-Fort Worth-Arlington, TX	2009	166,978	97.8%	$3,911	$23.96	Market Street	Tint School of Makeup & Cosmetology
Riverpark Shopping Center	Sugar Land, TX	100%	Houston-The Woodlands-Sugar Land, TX	2003 / 2025	317,330	99.5%	$6,853	$21.70	H-E-B	LA Fitness; Ace Pickleball Club; Dave & Buster's; Dollar Tree; Walgreens
Seville Commons	Arlington, TX	100%	Dallas-Fort Worth-Arlington, TX	1987 / 2022	112,421	100.0%	$1,800	$16.01	Walmart Neighborhood Market	N/A
Shops at Cross Creek	Fulshear, TX	100%	Houston-The Woodlands-Sugar Land, TX	2015	24,188	100.0%	$807	$33.36	N/A	N/A
Shops at Prosper Trail	Prosper, TX	100%	Dallas-Fort Worth-Arlington, TX	2016	86,698	100.0%	$2,605	$30.05	Kroger Marketplace(1)	N/A

Phillips Edison & Company	59

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Spring Cypress Village	Houston, TX	100%	Houston-The Woodlands-Sugar Land, TX	1982 / 2024	103,758	89.8%	$2,038	$21.88	Sprouts Farmers Market	Spec's Liquor; Lumiere Nail Studios & Salon Park
Stone Gate Plaza	Crowley, TX	100%	Dallas-Fort Worth-Arlington, TX	2003	90,675	98.5%	$1,157	$12.96	Kroger	N/A
Suntree Square	Southlake, TX	100%	Dallas-Fort Worth-Arlington, TX	2000 / 2025	99,269	100.0%	$1,813	$18.26	Tom Thumb	N/A
Walden Park	Austin, TX	100%	Austin-Round Rock- Georgetown, TX	2002 / 2014	90,888	100.0%	$2,128	$23.41	Super Target(1)	HomeGoods
Hillside - West	Hillside, UT	100%	Salt Lake City, UT	2006	14,550	100.0%	$461	$31.68	N/A	Walgreens
Ashburn Farm Market Center	Ashburn, VA	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2000	91,905	98.5%	$2,985	$32.98	Giant	N/A
Birdneck Shopping Center	Virginia Beach, VA	100%	Virginia Beach-Norfolk-Newport News, VA-NC	1987 / 2017	65,554	100.0%	$698	$10.65	Food Lion	N/A
Cascades Overlook	Sterling, VA	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2016	150,525	93.9%	$4,319	$30.56	Harris Teeter	N/A
Courthouse Marketplace	Virginia Beach, VA	100%	Virginia Beach-Norfolk-Newport News, VA-NC	2005 / 2024	107,623	91.2%	$1,903	$19.38	Harris Teeter	N/A
Dunlop Village	Colonial Heights, VA	100%	Richmond, VA	1987 / 2012	77,315	79.9%	$598	$9.68	Food Lion	Ace Hardware
Lakeside Plaza	Salem, VA	100%	Roanoke, VA	1988 / 2025	87,784	94.8%	$1,010	$12.13	Kroger	NAPA Auto Parts
Nordan Shopping Center	Danville, VA	100%	Danville, VA	1961 / 2015	135,058	80.3%	$937	$8.64	Walmart Neighborhood Market	It's Fashion Metro; Dept. of Social Services; Virginia Dept. of Corrections
Rio Hill Shopping Center	Charlottesville, VA	20%	Charlottesville, VA	1989 / 2026	286,195	99.0%	$4,035	$14.24	Kroger	T.J. Maxx; Burlington; La-Z-Boy; Planet Fitness; Sierra; Dollar Tree
Statler Square	Staunton, VA	100%	Staunton, VA	1989 / 1997	134,660	93.9%	$1,261	$9.97	Kroger	Staples; Petco
Staunton Plaza	Staunton, VA	100%	Staunton, VA	2006	80,266	98.3%	$1,426	$18.07	Martin's	N/A
Stonewall Plaza	Winchester, VA	100%	Winchester, VA-WV	2007	118,584	100.0%	$2,704	$22.80	Martin's	Dollar Tree
Village at Waterford	Midlothian, VA	100%	Richmond, VA	1991 / 2016	78,611	100.0%	$929	$11.82	Food Lion	N/A
Waynesboro Plaza	Waynesboro, VA	100%	Staunton, VA	2005	76,534	100.0%	$1,465	$19.14	Martin's	N/A
Winchester Gateway	Winchester, VA	100%	Winchester, VA-WV	2006	163,585	100.0%	$3,355	$20.51	Martin's	East Coast Gymnastics and Cheer; Ridgeside K9 Winchester
Claremont Village	Everett, WA	100%	Seattle-Tacoma-Bellevue, WA	1994 / 2012	86,649	100.0%	$1,730	$19.97	Quality Food Centers	Ace Hardware

Phillips Edison & Company	60

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Renton Highlands Shopping Center	Renton, WA	100%	Seattle-Tacoma-Bellevue, WA	1999	54,008	82.8%	$1,158	$25.91	Safeway(1)	Goddard School
Surprise Lake Square	Milton, WA	100%	Seattle-Tacoma-Bellevue, WA	1984 / 2020	132,616	81.9%	$2,687	$24.74	Grocery Outlet	Dollar Tree
The Orchards	Yakima, WA	100%	Yakima, WA	2002	86,407	100.0%	$1,433	$16.58	Rosauers Supermarkets	N/A
Westgate North Shopping Center	Tacoma, WA	100%	Seattle-Tacoma-Bellevue, WA	1960 / 2017	74,818	94.2%	$2,498	$35.45	Safeway(1)	N/A
Fairacres Shopping Center	Oshkosh, WI	100%	Oshkosh-Neenah, WI	1992 / 2016	85,523	100.0%	$1,094	$12.79	Pick 'n Save	O-Town Iron
Franklin Centre	Franklin, WI	100%	Milwaukee-Waukesha, WI	1994 / 2018	120,068	100.0%	$1,339	$11.15	Pick 'n Save	Planet Fitness
Glenwood Crossings	Kenosha, WI	100%	Chicago-Naperville-Elgin, IL-IN-WI	1992 / 2018	87,115	97.7%	$1,117	$13.12	Pick 'n Save	Dollar Tree
Greentree Centre	Racine, WI	100%	Racine, WI	1989 / 2018	78,011	100.0%	$1,184	$15.18	Pick 'n Save	N/A
Kohl's Onalaska	Onalaska, WI	100%	La Crosse-Onalaska, WI-MN	1992 / 2021	86,432	100.0%	$581	$6.72	N/A	Kohl's
Market Place at Pabst Farms	Oconomowoc, WI	100%	Milwaukee-Waukesha, WI	2005 / 2020	109,438	100.0%	$2,332	$21.31	Metro Market	N/A
Village Center	Racine, WI	100%	Racine, WI	2002 / 2021	240,847	97.8%	$2,776	$11.78	Festival Foods	Kohl's; Ulta
Total					37,356,463	97.3%	$616,266	$16.96

(1)Retailer is not part of the owned property.

Phillips Edison & Company	61

ADDITIONAL DISCLOSURES
Three and Six Months Ended June 30, 2026

Phillips Edison & Company	62

Earnings Guidance Unaudited, in thousands (excluding per share amounts)
The following guidance is based upon PECO’s current view of existing market conditions and assumptions for the year ending December 31, 2026. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under “Forward-Looking Statements” above.
	Q2 2026 YTD	Updated Full Year 2026 Guidance	Previous Full Year 2026 Guidance

Net income per share - diluted	$0.56	$0.95 - $0.97	$0.79 - $0.81

Nareit FFO per share - diluted	$1.34	$2.67 - $2.72	$2.66 - $2.71

Core FFO per share - diluted	$1.38	$2.73 - $2.79	$2.72 - $2.78

Same-Center NOI growth(1)	3.7%	3.40% - 4.00%	3.00% - 4.00%

Portfolio Activity
Acquisition activity, gross(2)	$277,940	$500,000 - $600,000	$400,000 - $500,000

Other
Interest expense, net	$59,166	$117,000 - $127,000	$117,000 - $127,000
G&A expense	$25,518	$49,000 - $53,000	$49,000 - $53,000
Non-cash revenue items(3)	$11,218	$21,000 - $23,000	$19,000 - $21,000
Adjustments for collectibility	$2,464	$4,000 - $7,000	$5,000 - $8,000

		Low End	High End

Reconciliation
Net income per share attributable to stockholders - diluted		$0.95	$0.97
Depreciation and amortization of real estate assets		1.87	1.89
Gain on disposal of property, net		(0.19)	(0.19)
Adjustments related to unconsolidated joint ventures		0.04	0.05
Nareit FFO attributable to stockholders and OP unit holders per share - diluted		$2.67	$2.72
Depreciation and amortization of corporate assets		0.01	0.01
Loss on extinguishment or modification of debt and other, net		0.01	0.01
Transaction costs and other		0.04	0.05
Core FFO attributable to stockholders and OP unit holders per share - diluted		$2.73	$2.79
(1)The Company does not provide a reconciliation for Same-Center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company's results without unreasonable effort.
(2)Includes the prorated portion owned through the Company's unconsolidated joint ventures.
(3)Represents straight-line rental income and net amortization of above- and below-market leases.

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Components of Net Asset Value Unaudited, dollars and shares in thousands

	Three Months Ended June 30, 2026	Supplement Page		As of June 30, 2026	Supplement Page

NOI FOR REAL ESTATE INVESTMENTS(1)	$126,904	21	OTHER ASSETS
			Cash and cash equivalents	$7,132	13
ADJUSTMENTS TO NOI			Restricted cash	22,824	13
NOI adjustments for Q2 acquisitions/dispositions(2)	$1,022		Accounts receivable, net	59,755	23
			Prepaid expenses and other assets	31,079	23
Quarterly impact of ABR from leases signed but not yet paying rent as of June 30, 2026	3,111		Derivative assets	110	23
			Investment in third parties	6,883	23
Pro rata NOI from Joint Ventures	2,094		Investment in marketable securities	17,165	23
Pro rata NOI adjustments for Q2 acquisitions/dispositions from Joint Ventures(2)	116		Total value of other assets	$144,948

			LIABILITIES
INVESTMENT MANAGEMENT BUSINESS			Debt obligations	$2,478,111	29
Fees and management income	$4,054	14	Accounts payable and other liabilities	155,303	23
Property operating expenses related to fees and management income	1,910	21	Total value of liabilities	$2,633,414

Share of unconsolidated investment income recorded in Other Expense, Net	138	24	EQUITY
			Common shares and OP units outstanding	140,788	28

			JOINT VENTURES
			Pro rata share of debt	$60,260	30

			DEVELOPMENT AND REDEVELOPMENT
			Costs incurred to date	$48,481	26
			Estimated remaining costs to be incurred	33,507	26
			Underwritten incremental unlevered yield	9%-12%	26
			Land held for future development	$19,225

(1)Represents total operating revenues, adjusted to exclude non-cash revenue items and lease buyout income, less property operating expenses and real estate taxes for all real estate properties.
(2)Removes NOI related to disposed properties and adjusts NOI for acquired properties to represent a full period.

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Glossary of Terms

Term	Definition
Anchor space	A space greater than or equal to 10,000 square feet of gross leasable area (GLA).

Annualized base rent (ABR)	Refers to the monthly contractual base rent as of the end of the applicable reporting period multiplied by twelve months.

ABR Per Square Foot (PSF)	ABR divided by leased GLA. Increases in ABR PSF can be an indication of our ability to create rental rate growth in our centers, as well as an indication of demand for our spaces, which generally provides us with greater leverage during lease negotiations.

Cap rate	Estimated in-place NOI for the property divided by the property’s contractual purchase or sale price.

Comparable lease	Refers to a lease with consistent terms that is executed for substantially the same space that has been vacant less than twelve months.

Comparable rent spread
Calculated as the percentage increase or decrease in first-year ABR (excluding any free rent or escalations) on new, renewal, and option leases where the lease was considered a comparable lease. This metric provides an indication of our ability to generate revenue growth through leasing activity.

Cost of executing new leases	Refers to certain costs associated with new leasing, namely, tenant improvement costs and tenant concessions.

EBITDAre, and Adjusted EBITDAre (collectively, “EBITDAre metrics”)(1)
Nareit defines EBITDAre as net income (loss) computed in accordance with GAAP before: (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains or losses from disposition of depreciable property; and (v) impairment write-downs of depreciable property. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDAre on the same basis.

To arrive at Adjusted EBITDAre, we exclude certain recurring and non-recurring items from EBITDAre, including, but not limited to: (i) changes in the fair value of the earn-out liability; (ii) other impairment charges; (iii) adjustments related to our investments in unconsolidated joint ventures; (iv) transaction and acquisition expenses; and (v) realized performance income.

We use EBITDAre and Adjusted EBITDAre as additional measures of operating performance which allow us to compare earnings independent of capital structure and evaluate debt leverage and fixed cost coverage.

Equity market capitalization(1)	The total dollar value of all outstanding shares and OP units using the closing price for the applicable date.

Grocer health ratio	Amount of annual rent and expense recoveries paid by the Neighbor as a percentage of gross sales. Low grocer health ratios provide us with the knowledge to manage our rents effectively while seeking to ensure the financial stability of our grocery anchors.

Gross leasable area (GLA)	The total occupied and unoccupied square footage of a building that is available for Neighbors or other retailers to lease.

Inline space	A space containing less than 10,000 square feet of GLA.

Leased occupancy
Calculated as the percentage of total GLA for which a lease has been signed regardless of whether the lease has commenced or the Neighbor has taken possession. High occupancy is an indicator of demand for our spaces, which generally provides us with greater leverage during lease negotiations.

Nareit	National Association of Real Estate Investment Trusts.

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Glossary of Terms
Nareit Funds from Operations Attributable to Stockholders and OP Unit Holders (Nareit FFO), Core FFO Attributable to Stockholders and OP Unit Holders (Core FFO), and Adjusted FFO Attributable to Stockholders and OP Unit Holders (Adjusted FFO)(1)

Nareit defines Funds from Operations (“FFO”) as net income (loss) computed in accordance with GAAP, excluding: (i) gains (or losses) from sales of property and gains (or losses) from change in control; (ii) depreciation and amortization related to real estate; (iii) impairment losses on real estate and impairments of in-substance real estate investments in investees that are driven by measurable decreases in the fair value of the depreciable real estate held by the unconsolidated partnerships and joint ventures; and (iv) adjustments for unconsolidated partnerships and joint ventures, calculated to reflect FFO on the same basis. We believe FFO provides insight into our operating performance as it excludes certain items that are not indicative of such performance.

Core FFO is calculated as Nareit FFO adjusted to exclude certain recurring and non-recurring items including, but not limited to: (i) depreciation and amortization of corporate assets; (ii) changes in the fair value of the earn-out liability; (iii) adjustments related to our investments in unconsolidated joint ventures; (iv) gains or losses on the extinguishment or modification of debt and other; (v) other impairment charges; (vi) transaction and acquisition expenses; and (vii) realized performance income. Core FFO provides further insight into the sustainability of our operating performance and provides an additional measure to compare our performance across reporting periods on a consistent basis by excluding items that may cause short-term fluctuations in net income (loss).

Adjusted FFO is calculated as Core FFO adjusted to exclude: (i) straight-line rent and non-cash adjustments, such as amortization of market lease adjustments, debt discounts, deferred financing costs, and market debt adjustments; (ii) recurring capital expenditures, tenant improvement costs, and leasing commissions; (iii) non-cash share-based compensation expenses; and (iv) our prorated share of the aforementioned adjustments for our unconsolidated joint ventures. Adjusted FFO provides further insight into our portfolio performance by focusing on the revenues and expenditures directly involved in our operations and the management of our entire real estate portfolio. Recurring property-related capital expenditures are costs to maintain properties and their common areas, including new roofs, paving of parking lots, and other general upkeep items, and recurring corporate capital expenditures are primarily costs for computer software and equipment.

Neighbor	In reference to one of our tenants.

Net debt	Total debt, excluding discounts, market adjustments, and deferred financing expenses, less cash and cash equivalents.

Net debt to Adjusted EBITDAre(1)
Calculated by dividing net debt by Adjusted EBITDAre (included on an annualized basis within the calculation). It provides insight into our leverage rate based on earnings and is not impacted by fluctuations in our equity price.

Net debt to total enterprise value(1)	Ratio is calculated by dividing net debt by total enterprise value. It provides insight into our capital structure and usage of debt.

Net operating income (NOI)(1)	Calculated as total operating revenues, adjusted to exclude non-cash revenue items and lease buyout income, less property operating expenses and real estate taxes. NOI provides insight about our financial and operating performance because it provides a performance measure of the revenues and expenses directly involved in owning and operating real estate assets and provides a perspective not immediately apparent from net income (loss).

Portfolio retention rate
Calculated by dividing (i) the total square feet of retained Neighbors with current period lease expirations by (ii) the total square feet of leases expiring during the period. The portfolio retention rate provides insight into our ability to retain Neighbors at our shopping centers as their leases approach expiration. Generally, the costs to retain an existing Neighbor are lower than costs to replace with a new Neighbor.

Recovery rate
Calculated by dividing (i) total recovery income by (ii) total recoverable expenses during the period. A high recovery rate is an indicator of our ability to recover certain property operating expenses and capital costs from our Neighbors.

Redevelopment	Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Same-Center(1)	Refers to a property, or portfolio of properties, owned for the entirety of both calendar year periods being compared.

Total enterprise value(1)	Net debt plus equity market capitalization on a fully diluted basis.

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Glossary of Terms
Underwritten incremental unlevered yield
Reflects the yield we target to generate from a project upon expected stabilization and is calculated as the estimated incremental NOI for a project at stabilization divided by its estimated net project investment. The estimated incremental NOI is the difference between the estimated annualized NOI we target to generate by a project upon stabilization and the estimated annualized NOI without the planned improvements. Underwritten incremental unlevered yield does not include peripheral impacts, such as lease rollover risk or the impact on the long-term value of the property upon sale or disposition. Actual incremental unlevered yields may vary from our underwritten incremental unlevered yield range based on the actual total cost to complete a project and its actual incremental NOI at stabilization.

(1)Supplemental, non-GAAP performance measures. See the “Introductory Notes” section above for more information on the limitations of non-GAAP performance measures.

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Investor Information

ANALYST COVERAGE
BofA Securities	Samir Khanal	Samir.Khanal@bofa.com
Barclays	Richard Hightower	Richard.Hightower@barclays.com
BMO Capital Markets	Juan Sanabria	Juan.Sanabria@bmo.com
Deutsche Bank	Tayo Okusanya	Omotayo.Okusanya@db.com
Evercore ISI	Steve Sakwa	Steve.Sakwa@evercoreisi.com
Goldman Sachs	Caitlin Burrows	Caitlin.Burrows@gs.com
Green Street Advisors	Paulina Rojas-Schmidt	PRojasschmidt@greenstreet.com
JPMorgan	Michael Mueller	Michael.W.Mueller@jpmorgan.com
KeyBanc	Todd Thomas	TThomas@key.com
Ladenburg Thalmann	Floris van Dijkum	FvanDijkum@ladenburg.com
Mizuho Securities USA	Haendel St. Juste	Haendel.St.Juste@mizuhogroup.com
Morgan Stanley	Ronald Kamdem	Ronald.Kamdem@morganstanley.com
UBS Global Research	Michael Goldsmith	Michael.Goldsmith@ubs.com
Wells Fargo	James Feldman	James.Feldman@wellsfargo.com
Wolfe Research	Andrew Rosivach	ARosivach@wolferesearch.com

CONTACT INFORMATION

Investor Relations
Kimberly Green	Hannah Harper
Head of Investor Relations	Director of Investor Relations
kgreen@phillipsedison.com	hharper@phillipsedison.com
(513) 538-4380	(513) 824-7122

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